                       MASTER DATA PROCESSING AGREEMENT

This Data Processing Agreement, dated October 1, 1998 is made between MIDWEST PAYMENT SYSTEMS, INC., having its principal office at 38 Fountain Square Plaza, Cincinnati, Ohio 45263 ("MPS") and HERITAGE OAKS BANK ("Customer"), having its principal office at 545 Twelfth Street, Paso Robles, CA 93446. MPS and Customer hereby agree as follows:

1.  DEFINITIONS

For the purposes of this Agreement, the following terms shall have the meanings set forth below: (a) "Agreement" shall mean this Master Data Processing Agreement and each addendum attached hereto or referencing this Agreement, and all documents and other materials incorporated herein by reference (b) "Addendum" or "Addenda" shall mean the addenda incorporated herein or referencing this Agreement, which describe some of the terms under which the data processing services will be provided by MPS to Customer, and the fees to be charged therefor (c) "Services" shall mean the data processing services provided by MPS to Customer as described in the Addenda (d) Other defined terms applicable to this Agreement and each Addendum will be contained in a "Definitions and General Services Addendum" as may be published and modified from time to time by MPS and the parties agree that such Addendum shall be incorporated herein and made part of this Agreement. This Master Data Processing Agreement contains the general terms and conditions applicable to each Addendum. Each Addendum describes the specific Services to be provided by MPS to Customer and supplements the Master Data Processing Agreement.

2.  SERVICES

(a) MPS's Obligations. MPS will perform the Services as set forth in the Addenda. MPS may make changes in the Services based upon, but not limited to, technological developments, legislative or regulatory changes, or the introduction of new services by MPS. MPS will use its reasonable best efforts to notify Customer of any such changes that will materially affect Customer at least 30 days prior to the implementation date of any such change. The parties agree that MPS shall be the exclusive provider of the Services described in each Addendum to this Agreement.

(b) Customer Service Assistance. At the request of Customer, MPS shall provide customer service assistance necessary to resolve any errors or alleged errors involving the Services. Assistance from MPS shall be charged at MPS's standard rates, provided, however, that customer service assistance, if any, shall be billed on a monthly basis, but shall be without charge to Customer up to an amount equal to 10% of Customer's billings for the Services for the current month. Provided, however, that this monthly customer service fee allowance shall not apply to a request for assistance concerning a transaction or transactions where the records have been delivered and the 7 day period set forth in Section 10(f) has expired.

3.  TERM

The term of this Agreement shall commence October 1, 1998, and shall continue thereafter in accordance with the respective Addenda, unless earlier terminated in accordance with this Agreement or any Addendum. Notwithstanding any Addendum, MPS may, at any time prior to a renewal period, refuse to extend the term of any Addendum if Customer is in default of this Agreement, or has from time to time been in default of this Agreement.

4.  FEES AND PAYMENTS

The Customer shall pay to MPS for the Services, the fees and expenses set forth in this Agreement and the Addenda. All fees shall be paid within 30 days of Customer's receipt of MPS's invoice unless otherwise provided herein. Alternatively, MPS may, at its option, debit Customer's billing account on or any time after the first day of each month through ACH. MPS will then provide Customer with a statement of services rendered and charges therefore. Customer shall supply MPS with a billing account number for this purpose. MPS may not increase the fees during the first twelve months of the Initial Term of any Addendum. Thereafter, MPS may change, at its discretion, any fee upon notice to Customer; provided, however, that any increase in prices for existing recurring Services shall not in the aggregate exceed 10% in any calendar year, excluding any price increase due to increased fees or assessments imposed by third party providers such as, but not limited to, telecommunication companies and national or regional network switch providers. Any increase shall become effective not less than 30 days after the date MPS sends to Customer, by ordinary mail, notice of such increase. MPS may charge for any non-specified service it provides and expense it incurs at the request of or on behalf of Customer and Customer shall pay for such services and expenses as provided in this Section 4.

Notwithstanding any other provisions of this paragraph, in the event that by virtue of any law, rule, or regulation now existing or hereinafter enacted, MPS or Customer becomes obligated to change in any fashion their manner of doing business in order to comply with such law, rule or regulation and MPS incurs any increased cost by virtue thereof, MPS

                                   1-MSTR
may reasonably incrase its fees to Customer set forth in the attached Addenda as necessary to offset such increased costs. Any increased fees hereunder if any, shall not be taken into account for purposes of any price adjustment.

All fees and charges paid hereunder shall be made without set-off or deduction. Customer shall pay a late charge of 10% of the delinquent amount when such amount is paid more than 5 business days after it is due. Any fee not paid when due shall bear interest at 1 percentage point per month but in no event more than the highest interest rate permitted by law.

5.  TITLE TO THE SERVICES

Customer agrees it is acquiring only a nontransferable, non-exclusive right to use the Services. MPS shall at all times retain exclusive title to the Services, including without limitation, any materials delivered to Customer hereunder and any invention, development, product, trade name, trademark, service mark or software program developed in connection with providing the Services or during the term of this Agreement.

6.  CONFIDENTIAL INFORMATION

(a) Information Supplied by Provider. Customer acknowledges that the methods, techniques, programs, devices and operations of MPS are of a confidential nature, and are valuable and unique assets of MPS's business. During the term of this Agreement and following the expiration or termination thereof, Customer shall not disclose any such confidential information to any person or entity (other than to those employees and agents of Customer who participate directly in the performance of this Agreement and need access to such information). Upon termination of this Agreement, Customer shall deliver to MPS all manuals, memoranda and other papers, and all copies thereof, relating in any way to the Services or to MPS. Customer acknowledges that it does not have nor can Customer acquire any right in or claim to such confidential information. Customer shall take all necessary steps, including having its employees and agents execute such documents as MPS deems reasonably necessary, to cause them to comply with the terms of this Section 6(a). Evidence of such compliance shall be provided to MPS. Customer acknowledges that the injury that would be sustained by MPS as a result of the violation of this provision cannot be compensated solely by money damages, and therefore agrees that MPS shall be entitled to injunctive relief and any other remedies as may be available at law or in equity in the event Customer or its employees or agents violate the provisions contained in this
Section 6(a). The restrictions contained in this Section 6(a) shall not apply to any information which becomes a matter of public knowledge, other than through a violation of this Agreement or other agreements to which MPS is a party.

(b) Confidential Information Furnished by Customer. MPS recognizes that in order to enable MPS to provide the Services, Customer may disclose to MPS certain confidential information concerning its accounts and customers. MPS will not disclose any such confidential information other than to those employees and agents who participate directly in the performance of this Agreement. Provided, however, MPS may disclose information it receives as may be required or permitted by any federal, state or local ordinance, any regulation or directive of any governmental agency, or any court order or legal process.

(c) Miscellaneous. Customer acknowledges that MPS shall not be responsible for the accuracy or adequacy of any information provided by Customer or others to MPS; nor shall MPS be liable for any damage, loss or liability whatsoever resulting to Customer or its customers as a result of the inaccuracy or inadequacy of such information.

7.  TERMINATION BY CUSTOMER

(a) Correcting Defects. In the event that any materials furnished by MPS are inaccurate, incomplete, or incorrect, or in the event MPS temporarily fails to provide the Services (collectively a "Defect"), MPS may either correct the Defect, without charge to Customer, or effect an equitable reduction of the price paid or payable for the Services to which such Defect relates, provided that MPS has received written notice of the Defect from Customer within 30 days from the date on which Customer became aware of, or should have become aware of, such Defect; provided, however, MPS will not be liable to Customer for any Defect that should have been reported to MPS pursuant to Section 10(d), or which Defect first occurred, whether or not discovered by Customer, more than 30 days prior to MPS's receipt of notice of the Defect.

(b) Substantial Nonperformance. In the event Customer reasonably believes that MPS has substantially failed to provide the Services, Customer will give to MPS a written notice specifically describing the nature of such failure and the approximate date on which MPS failed to so provide the Services. Upon receipt of such notice, MPS shall have 30 days to cure such failure, unless such failure cannot be reasonably cured within such period and in such case MPS shall have such additional time as may be necessary to cure such failure provided that MPS is proceeding diligently to effect such cure. In the event MPS fails to cure such failure within such time, and such failure has or will have a materially adverse effect upon Customer, Customer shall have a right to terminate this Agreement effective upon not less than 60 days prior notice to MPS.

Upon such termination, MPS will reimburse Customer the actual monetary damages Customer incurred as a result of


                                      2-MSTR

MPS's nonperformance; provided, however, in no event shall such damages exceed the limit of liability set forth in Section 9. The obligations of MPS under this Section 7 are conditioned upon: (i) MPS receiving a notice of nonperformance from Customer as required in this Section 7, and (ii) MPS being reasonably satisfied upon investigation that the nonperformance was not a result of any negligent, improper or prohibited act or omission of Customer, or their employees or agents, or any other factor not directly within the reasonable control of MPS. Customer shall promptly reimburse MPS for any expenses incurred by MPS in investigating or correcting any problem experienced by Customer which is not the responsibility of or solely caused by MPS under this Agreement.

(c) Excused or Delayed Performance. MPS shall not be deemed to be in default under this Agreement nor liable for any delay or loss in the performance, failure to perform, or interruption of any services resulting, directly or indirectly, from errors in data provided by Customer or others, labor disputes, fire or other casualty, governmental orders or regulations, or any other cause, whether similar or dissimilar to the foregoing, beyond MPS's reasonable control. Upon such an occurrence, performance by MPS shall be excused until the cause for the delay has been removed and MPS has had a reasonable time to again provide the Services.

8.  TERMINATION BY MPS

(a) Default of Customer. Customer shall be in default under this Agreement upon the occurrence of any of the following events ("Events of Default"):

    (i) In the event that Customer becomes subject to any voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, a receiver is appointed for Customer, or Customer makes an assignment for benefit of creditors, or admits its inability to pay its debts as they come due; or

   (ii) In the event Customer fails to pay the fees, expenses or charges referenced in Section 4 when they become due; or

  (iii) In the event Customer sells 50% or more of the assets related to the Services while this Agreement is in full force and effect; or

   (iv) In the event that Customer is in default of any terms or conditions of this Agreement (other than Section 4) or any Addendum whether by reason of its own action or inaction or that of another, and such default continues for 30 days after receipt of a notice from MPS describing such default or violation, unless within such 30-day period Customer either corrects the default or, in the opinion of MPS, initiates appropriate action to correct such default and thereafter diligently pursues to cure such fault.

(b) Termination. Upon the occurence of an Event of Default, MPS may at any time thereafter terminate this Agreement effective 60 days after notice of such termination is given by MPS to Customer. Termination of Customer for any reason shall not relieve Customer from any liability or obligation to MPS arising prior to such termination. In the event this Agreement is terminated by MPS other than at the end of the Initial Term or any renewal period, Customer shall be liable to MPS for liquidated damages in an amount equal to the average amount of the monthly revenue payable to MPS (excluding any credits applied to and/or fees waived for Customer by MPS) as a result of this Agreement for the 3 calendar months in which Customer's billings were the highest during the preceding 12 calendar months (or such shorter period if this Agreement has not been in effect for 12 months), multiplied by the number of months remaining during the then current term of this Agreement. Customer and MPS recognize and agree that the liquidated damages are fair and reasonable because it is not possible to establish the actual increase in volume and activity by Customer during the term of this Agreement. Customer shall also reimburse MPS for any damage, loss or expense incurred by MPS as a result of a breach by Customer, including any damages set forth in any Addendum. All such amounts shall be due and payable by Customer on the effective date of termination. In addition to, and not in limitation of the foregoing, MPS may refuse to provide the Services in the event it has not been paid for the Services as provided in Section 4.

(c) This Agreement, including any Addendum, may be terminated by MPS for any reason at any time upon 180 days prior written notice to Customer.

(d) Notwithstanding any other provision in this Agreement, in the event that Customer fails to comply with any term or provision of any Addendum or this Agreement, which failure adversely affects MPS, MPS reserves the right to refuse to perform the Services for Customer unless and until Customer has corrected its failure to comply.

9.  LIMITS ON LIABILITY

EXCEPT THOSE EXPRESS WARRANTIES MADE IN THIS AGREEMENT, MPS DISCLAIMS ALL WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Without limiting the foregoing, MPS shall not be liable for lost profits, lost business or any incidental, special, consequential or punitive damages (whether or not arising out of circumstances known or foreseeable by MPS) suffered by Customer, its customers or any third party in connection with the Services provided by MPS hereunder. MPS's liability hereunder shall in no event exceed an amount equal to the lesser of (i) actual monetary

                                    3-MSTR
damages incurred by Customer or (ii) fees paid for the particular Services in question for the calendar month immediately preceding the date on which MPS received Customer's notice of nonperformance as set forth in Section 7. In no event shall MPS be liable for any matter beyond its reasonable control, or for damages or losses wholly or partially caused by the Customer, or its employees or agents, or for any damages or losses which could have been avoided or limited by Customer giving notice to MPS as provided in Section 7. No cause of action, regardless of form, shall be brought by either party more than 1 year after the cause of action arose, other than one for the nonpayment of fees and amounts due MPS under this Agreement.

10. CUSTOMER'S REPRESENTATIONS AND COVERANTS

Customer represent and warrants to MPS:

(a) That it will comply, and will cause its employees and agents to comply with, all the terms of this Agreement and any Addendum, including any amendments thereto.

(b) That it will comply with all applicable federal, state and local laws and regulations applicable to its business operations and will acquire all the rights and licenses deemed necessary by MPS for MPS to interface with Customer, or vice versa, as contemplated under this Agreement.

(c) That it will solely by responsible for the quality, accuracy, and adequacy of all information supplied to MPS to be input into MPS's computer system or otherwise provided to MPS hereunder, and that it will establish and maintain adequate audit controls to monitor the quality and delivery of such data. Customer acknowledges that MPS may intercept and settle Customer transactions directly with other entities processed by MPS.

(d) That it will review all reports prepared by MPS and its agents and submitted to Customer. Customer's failure to reject any report in writing within three business days of its receipt shall constitute acceptance of the report.

(e) Customer shall comply with all time deadlines, equipment and software maintenance and upgrading requirements which MPS may reasonably impose on Customer from time to time.

(f) Customer shall solely be responsible for all recordkeeping as may be required of it under any federal, state or local laws and regulations. MPS shall not be obligated to retain any records of Services performed hereunder for a period beyond 7 calendar days after delivery of the records to Customer.

(g) That it will indemnify, defend and hold MPS, and its directors, officers, employees, affiliates and agents, harmless from all proceedings, claims, liabilities and expenses whatsoever (including attorneys fees) arising out of the Services, the business of Customer or its customers, or by reason of any breach or nonperformance or any provision of this Agreement or any Addendum on the part of the Customer, or its employees, agents or customers, except, however, where such is due to the sole negligence of MPS.

(h) Customer agrees not to solicit or hire MPS's of its affiliates' employees for employment during the period that this Agreement is in force and effect and for one (1) year after the termination or expiration of this Agreement.

(i) Should Customer give notice of termination to MPS at any time, Customer warrants that both before entering into any agreement with any third party for the Services provided to Customer by MPS as specified in this Agreement (including all exhibits and Addenda hereto and all documents and materials reference herein) or before taking such processing in-house, MPS shall have the right of first refusal of entering into agreements with Customer for all such Services under the same terms and conditions (except for the length of the term, which shall not be less than the length of the term of the Agreement for which Customer is giving termination notice to MPS) in lieu of Customer entering into such agreement with a third party. Also, if Customer plans to bring such processing in-house, MPS shall have the right of first refusal of entering into an agreement with Customer for such processing at fees equal to an overall cost (including but not limited to hardware, software, personnel, etc.) of product development, conversion and maintaining such processing in-house.

11. AUDIT PROCEDURES

MPS shall allow Customer's auditors to review the files held and the procedures followed by MPS. MPS will assist such auditors as may be necessary for them to complete their audit; provided, however, that MPS reserves the right to charge Customer for MPS's out-of-pocket expenses and its standard fees for the time spent by MPS's personnel in providing such assistance to Customer's auditors, or to any governmental examiners because of those services MPS is providing to Customer.

12. MISCELLANEOUS

(a) Other Agreements. MPS reserves the right to enter into other agreements pertaining to the Services with others, including without limitation other banks, savings and loan associations, credit unions and other financial institutions.


                                    4-MSTR

(b) Taxes. Any sales, use, excise or other taxes (other than MPS's income taxes) payable in connection with or attributable to the Services shall be paid by Customer. MPS may, but shall not have the obligation to pay such taxes if Customer fails to do so. In the event MPS pays such taxes, Customer shall immediately reimburse MPS upon demand and at the interest rate applicable for delinquent amounts as set forth in Section 4 hereof.

(c) Violation of Applicable Laws and Regulations. MPS may cease providing any Service if such Service, in MPS's opinion, violates any federal, state or local statute or ordinance or any regulation, order or directive of any governmental agency or court.

(d) Entire Agreement. This Agreement (including all exhibits and Addenda hereto and all documents and materials referenced herein) supersedes any and all other agreements, oral or written, between the parties hereto with respect to the subject matter hereof, and contains the entire agreement between such parties with respect to the transactions contemplated hereunder. If there is a conflict between this Master Data Processing Agreement and the Addenda, the Addenda shall control.

(e) Amendments. This Agreement and any Addendum shall only be modified or amended by an instrument in writing signed by each party hereto. Provided, however, MPS may amend or otherwise modify this Agreement and any Addendum provided such modification does not create any new obligation on the part of Customer and does not materially diminish any Service being provided by MPS hereunder. MPS shall give Customer notice of such changes by ordinary mail.

(f) Successors; Assignment. This Agreement and all of the provisions hereof shall be binding upon the inure to the benefit of the parties hereto and their respective successors, transferees and assignees. Neither this Agreement nor any interest herein may directly and indirectly be transferred or assigned by Customer, in whole or in part, without the prior written consent of MPS.

(g) Notices. Except as provided in Section 4 and Section 12(e) all notices, requests, demands and other communications to be delivered hereunder shall be writing and shall be delivered by hand or mailed, by registered or certified mail, postage prepaid, at or to the following addresses:


    (i)  If to MPS:                           (ii) If to Customer:
    Midwest Payment Systems, Inc.
    38 Fountain Square Plaza                  ---------------------------------
    Cincinnati, Ohio 45263
    Attention: President                      ---------------------------------

    With a copy to: General                   ---------------------------------
    Counsel of MPS at the
    same address                              Attention:
                                                        -----------------------


or to such other address or to such other person as either party shall have last designated by written notice to the other party. Notices, etc., so delivered shall be deemed given upon receipt.

(h) Waiver. If either party waives in writing and unsatisfied condition, representation, warranty, undertaking or agreement (or portion thereof) set forth herein, the waiving party shall thereafter be barred from recovering, and thereafter shall not seek to recover, any damages, claims, losses, liabilities or expenses, including, without limitation, legal and other expenses, from the other party in respect of the matter or matters so waived. Except as otherwise specifically provided for in this Agreement or any Addendum, the failure of any party to promptly enforce its rights herein shall not be construed to be a waiver of such rights unless agreed to in writing. Any rights and remedies specifically provided for in any Addendum are in addition to those rights and remedies set forth in this Agreement.

(i) Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision of this Agreement.

(j) Severability. If any term or provision of this Agreement or any application thereof shall be invalid or unenforceable the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

(k) No Third Party Beneficiary. This Agreement is for the benefit of, and may be enforced only by, MPS and Customer and their respective successors and permitted transferees and assignees, and is not for the benefit of, and may not be enforced by, any third party.

(l) Applicable Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio. The parties hereby consent to service of process, personal jurisdiction, and venue in the courts of general jurisdiction of Cincinnati, Ohio or Hamilton County, Ohio, and any federal court with concurrent jurisdiction, with respect to any action or proceeding brought to enforce any liability or obligation under this Agreement.

                                    5-MSTR

(m) Authorization. Each of the parties hereto represent and warrants on behalf of itself that it has full power and authority to enter into this Agreement; that the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate or partnership or other appropriate authorizing actions; that the execution, delivery and performance of this Agreement will not contravene any applicable by-law, corporate charter, partnership or joint venture agreement, law, regulation, order of judgment; that execution, delivery and performance of this Agreement will not contravene any provision or constitute a default under any other agreement, license or contract which such party is bound; and, that this Agreement is valid and enforceable in accordance with its terms.

(n) Counterparts. This Agreement may be executed and delivered in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o) Drafting. This Agreement has been drafted by MPS as a matter of convenience only and shall not be construed in favor of either party on that account.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers as of the dates set forth below.

MIDWEST PAYMENT SYSTEMS, INC.

By:     /s/ BARRY L. BOERSTLER
       -------------------------------
Name:  BARRY L. BOERSTLER
       -------------------------------
Title: SENIOR VICE PRESIDENT
       -------------------------------
Date:  November 30, 1998
       -------------------------------

CUSTOMER--HERITAGE OAKS BANK

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------
Date:
       -------------------------------


                                    6-MSTR

(m) Authorization. Each of the parties hereto represents and warrants on behalf of itself that it has full power and authority to enter into this Agreement; that the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate or partnership or other appropriate authorizing actions; that the execution, delivery and performance of this Agreement will not contravene any applicable by-law, corporate charter, partnership or joint venture agreement, law, regulation, order or judgment; that execution, delivery and performance of this Agreement will not contravene any provision or constitute a default under any other agreement, license or contract which such party is bound; and, that this Agreement is valid and enforceable in accordance with its terms.

(n) Counterparts. This Agreement may be executed and delivered in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o) Drafting. This Agreement has been drafted by MPS as a matter of convenience only and shall not be construed in favor or either party on that account.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers as of the dates set forth below.

MIDWEST PAYMENT SYSTEMS, INC.

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------
Date:
       -------------------------------

CUSTOMER--HERITAGE OAKS BANK

By:    /s/ LAWRENCE P. WARD
       -------------------------------
Name:  LAWRENCE P. WARD
       -------------------------------
Title: President
       -------------------------------
Date:  November 30, 1998
       -------------------------------

                             AMENDMENT NO. 1 TO
       THE MASTER DATA PROCESSING AGREEMENT AND CORRESPONDING ADDENDA


This Amendment No. 1 to the Master Data Processing Agreement dated October 1, 1998, and corresponding Addenda, (collectively the "Agreement") is made between MIDWEST PAYMENT SYSTEMS, INC. ("MPS") and HERITAGE OAKS BANK ("Customer"). The Agreement shall be amended in the following respects.

  I. EXECUTION OF NEW AGREEMENT. On or before the execution of this Amendment No. 1 by Customer, Customer agrees to execute an unaltered original of MPS' standard Master Data Processing Agreement and corresponding Addenda BV, CU, FS, FU, KU, NA and TU, to the Master Data Processing Agreement dated October 1, 1998, where all such Addenda are dated October 1, 1998, and each having an Initial Term of not less than thirty-nine (39) months collectively, "New Agreement").

 II. CONVERSION. Customer acknowledges and agrees that it shall do everything necessary to convert to MPS' system for all of the Services in the Agreement at the earliest possible opportunity but in no event later than March 1, 1999. MPS will use its best efforts to convert Customer's existing cardbase on or before March 1, 1999, however, Customer acknowledges and agrees that MPS' conversion of Customer is based on data provided by third parties and MPS shall not be in breach of the Agreement in the event the data provided by such third parties is incomplete and/or inaccurate (i.e., such data does not contain Customer cardbase information required by MPS, including, but not limited to, PIN/PIN Offsets, card numbers, account numbers, name and address information and CVV algorithms). MPS and Customer acknowledge and agree that MPS will use its best efforts to support online authorization for Customer's Cardholders' transactions via MPS connection to the Alltel Community Banking Data Center in Los Angeles, California, however, in the event said online connection through Alltel is not available for reasons beyond the control of MPS, Customer agrees that MPS will use an extracts/positive file balance environment for support of Customer's authorizations, until such time as an online authorization environment may be established in accordance with MPS' standards.

III. WAIVER CREDIT. In consideration of Customer executing more than a thirty-nine (39) month Agreement with MPS (i.e., a thirty-nine (39) month term, plus the Waiver Period, as defined below, for Addenda BV, CU, FS, FU, NA and TU executed by Customer and MPS) and continuing to process with MPS for all the Services in each executed Addenda for at least such thirty-nine (39) month term plus the Waiver Period, the net amount of MPS fees (but not third party fees) assessed by MPS on an MPS Services Invoice in connection with some or all of the following list of individual services shall be applied by MPS against a one-time waiver credit amount equal to the lesser of: (i) the actual costs paid by Customer to convert from EDS' system or (ii) $15,000.00 ("Waiver Credit") until such Waiver Credit is reduced to zero; provided that Customer provides MPS written documentation evidencing the total cost actually paid by Customer to EDS for Customer's conversion from EDS' system with such documentation sent to the MPS General Counsel at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, with a copy to the Billing Manager at the same address.


         ADDENDUM FS
         -----------
             -         Section C.3.a),    Electronic authorization
             -         Section C.3.c),    Remote item posting fee
             -         Section C.4.a),    Plastic debit or credit card
             -         Section C.4.b),    Account file residency
             -         Section C.4.c),    Credit account statement-to-date
             -         Section C.5,       Credit account monthly maintenance

         ADDENDUM NA
         -----------
             -         Section C.1),      ATM Access Fees
             -         Section C.3.a),    All Transactions
             -         Section C.3.b),    Positive Balance Authorization Surcharge
             -         Section C.3.c),    Stand-in Processing Surcharge
             -         Section C.4.a),    Plastic debit or credit card file
             -         Section C.4.b),    Cluster File Extension Support
             -         Section C.4.c),    Account File Residency (Option Z)
             -         Section C.4.d),    CRT File Updates
             -         Section C.4.e),    Cluster PIN Validation transaction fee surcharge
             -         Section C.6.a),    Stand-in Processing File residency
             -         Section C.6.b),    Stand-in Processing File residency extension
             -         Section C.6.c),    Stand-in Processing CRT file updates
             -         Section D,         Network Access Services, Monthly Access Fee
             -         Section E.1.a),    Online Adjustment System File Residency
             -         Section E.1.b),    Online Adjustment System CRT file updates
             -         Section E.2.b),    Online Deposit System CRT file updates

     The Waiver Credit shall be reduced monthly by MPS fees incurred and payable by Customer on the MPS Services Invoice in the given month for some or all of the services above until such Waiver Credit is reduced to zero. The total number of calendar months during which any portion of the Waiver Credit was applied on an MPS Services Invoice shall be referred to as the "Waiver Period". At the conclusion of such Waiver Period, Customer shall be charged the fees specified in the Addendum for such services, subject to any increases under Section 4 of the Master Data Processing Agreement, and/or the fees for such services as amended herein, subject to any increases under Section 4 of the Master Data Processing Agreement. Notwithstanding any other provision of this Agreement, Customer expressly acknowledges and agrees that Customer shall be obligated to unconditionally pay MPS an amount equal to the total amount of the Waiver Credit applied on any MPS Services Invoices during any portion of the Waiver Period (which Waiver Credit shall be $15,000.00 if the Waiver Period has expired) in the event of a material Event of Default by Customer. Customer expressly acknowledges and agrees that the amount payable by Customer pursuant to the previous sentence shall be in addition to any other amounts payable by Customer pursuant to this Agreement, including but in no way limited to the amount payable for Deconversion Support and the amount payable pursuant to Section 8.(b) of the Master Data Processing Agreement

 IV. MPS and Customer acknowledge and agree that, for purposes of this Agreement and for determining the length of the Initial Term of each Addendum to the Agreement, the term "Initial Term Period" shall mean the period of time equal to thirty-nine (39) months plus the Waiver Period.

A. THE MASTER DATA PROCESSING AGREEMENT DATED OCTOBER 1, 1998, SHALL BE AMENDED AS FOLLOWS:

   1. Section 2.(a), MPS's Obligations, shall be amended by deleting the last sentence of the paragraph beginning in line six (6) with the words "The parties agree" and substituting the following in lieu thereof:

      "The parties agree that MPS shall be the exclusive provider of the Visa Check Card Services and ATM Card Services. The parties further agree that MPS shall be the exclusive provider of the Intercept Services and Processor Services and Gateway Services for each of Customer's existing and future branch ATMs, which for purposes of this Agreement shall mean those ATMs located on property where Customer operates a manned banking facility. At the time of the execution of this Agreement, the parties acknowledge that, for purposes of this exclusivity clause, Customer has a total of 7 ATMs at its bank branches, 5633 ATM cards and 2,606 Visa Check cards."

   2. Section 2, Services, shall be amended by adding the following new provisions as Section 2.(c):

      "(c) Year 2000. MPS' proprietary software used in connection with the Services will be able to accurately process data (including calculating, comparing, and sequencing) from, into, and between the twentieth twenty-first centuries when used in accordance with MPS' standards, provided that all other products, systems and services (e.g., hardware, ATMs, software, firmware, etc.) used by Customer or other third parties in combination with the Services properly exchange, in accordance with MPS' standards, date data and related information with MPS' proprietary software."

   3. Section 4, Fees and Payments, paragraph number one, shall be amended by deleting the sentences beginning in line two (2) with the words "All fees shall be paid" and ending in line seven (7) with the words "for this purpose".

   4. Section 4, Fees and Payments, paragraph number one, shall be amended by deleting the words "exceed 10% in any calendar year" in line ten (10) and substituting the words "exceed the higher of five percent (5%) per annum, or the change, expressed as a percentage in the official Consumers Price Index (CPI) for Wage Earners and Clerical Workers as published by the U.S. Department of Labor, Bureau of Labor Statistics, (for the most recent 12 month period for which data is available), in any calendar year ("5%--CPI Increase")" in lieu thereof.

   5. Section 4, Fees and Payments, paragraph number one, shall be further amended by adding the following sentence to the end of the paragraph:

      "MPS and Customer agree that MPS will not debit Customer's account via ACH to settle the fees payable to MPS pursuant to this Agreement, rather, MPS will send Customer an invoice for such amounts, and Customer will remit payment to MPS within fifteen days (15) days of Customer's receipt of the same."

   6. Section 4, Fees and Payments, paragraph number three, shall be amended by deleting the phrase "1 percentage point" in the last sentence and replacing it with the phrase "1.5 percentage points".

   7. Section 6.(a) shall be amended by inserting the following sentence after the words "access to information" in line seven (7):

      "Provided, however, Customer may disclose information it receives as may be required by any federal, state or local ordinance, any regulation or directive of any governmental agency, or any court order or legal process."

   8. Section 6.(b), Confidential Information Furnished by Customer, shall be amended by adding the following sentence to the end of the paragraph:

      "MPS agrees to maintain such Customer confidential information under the same terms and with the same remedies that Customer is to treat MPS supplied information as specified in Section 6.(a)., however, Customer acknowledges that certain Customer Confidential information will be disclosed to Alltel Information Systems."

   9. Section 7.(b), Substantial Nonperformance, paragraph number 1, shall be amended by deleting the words "such additional time as may be necessary to cure such failure provided that MPS is proceeding diligently to effect such cure" beginning in line six (6) and substituting the words

      "an additional ninety (90) days to cure such failure" in lieu thereof, and further amended by deleting the words "upon not less than 60 days prior notice to MPS" in line ten (10) and substituting the words "upon Customer's written notice of its intent to terminate" in lieu thereof.

  10. Section 8.(a)(ii) Default by Customer, shall be amended by deleting the ", or" at the end of the sentence and adding the following in lieu thereof, ", unless there is a bona fide dispute concerning the validity of those fees, expenses or charges; or"

  11. Section 8.(a)(iii) Default by Customer, shall be amended by adding the following to the end of the sentence, ", unless such purchaser(s) of the assets execute(s) a Master Data Processing Agreement and all Addenda then currently in place with Customer, covering all the applicable assets and all Services."

  12. Section 8.(b), Termination, shall be amended by adding the words, "multiplied by 80%" after the words "current term of this Agreement" in line nine (9).

  13. Section 9, Limits on Liability, shall be amended by deleting the words "calendar month" in line nine and substituting the words "two calendar months" in lieu thereof; and further amended by deleting the last sentence of the section beginning in line fifteen (15) with the words "No cause of action".

  14. Section 10.(d) shall be amended by inserting the words "and invoices" after the word "reports" in line one (1) and further amended by deleting the words "any report in writing within three business days" in line two
      (2) and substituting the words "any settlement oriented report within seven business days of its receipt or any other report, including but not limited to invoices, within thirty (30) business days" in lieu thereof, and further amended by adding the word "and/or invoice" after the word "report" in line three (3).

  15. Section 10.(g) shall be amended by deleting the words "where such is due to the sole negligence of MPS" beginning in line six (6) and substituting the words "to the extent caused by MPS' negligence, willful misconduct or breach of the Agreement" in lieu thereof.

  16. Section 10.(i) shall be deleted in its entirety.

  17. Section 12.(e), Amendments, shall be amended by deleting the last two sentences of the paragraph beginning in line two (2) with the words "Provided, however" and ending in line six (6) with the words "by ordinary mail".

  18. Section 12.(f), Successors; Assignment, shall be amended by adding the following after the words "consent of MPS" in line five (5):

      ", which consent shall not be unreasonably withheld; provided, however, that such transferee or assignee executes an amendment to this Agreement acknowledging such transferee's or assignee's obligations under this Agreement, including but not limited to its payment of any fees or costs associated with such transfer or assignment."

  19. Section 12.(o), Drafting, shall be deleted in its entirety.

B.    ADDENDUM BV DATED OCTOBER 1, 1998, SHALL BE AMENDED AS FOLLOWS:

   1. Section B, Term, shall be deleted in its entirety and the following substituted in lieu thereof:

      "The term of this Addendum shall commence on October 1, 1998, and shall continue for the Initial Term Period from the 1st day of the calendar month following the above date or the date MPS has received notice from CIRRUS of its acceptance of Licensee as a Corresponding Member or the date of Licensee's conversion to MPS for Gateway Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to three (3) years each."

   2. Section C.2, Monthly Assessment Fee, shall be amended by MPS crediting Customer $100/month during the Initial Term to partially offset the Monthly Assessment Fee, provided Customer's executed Addenda CU, FU,
      KU and TU are in full force and effect, and further provided Customer is assessed such fee by MPS.

   3. Section D.10 shall be deleted and replaced with the following:

      "Customer agrees to be responsible for all direct costs and third party fees, including but not limited to those incurred by MPS, at the termination of the Agreement, and/or related to Customer's conversion from MPS at any time. However, with respect to Customer's conversion from MPS upon the termination of the entire Agreement, such direct costs shall be limited to sixty (60) programming hours plus one (1) programming hour per ATM, multiplied by the number of Customer's then current number of ATMs, plus the programming hours for any written special requests made by Customer to MPS. This limitation shall apply, and shall be the total maximum direct costs for deconversion, regardless of the number of Addenda executed by the parties."

   4. Section E, Indemnification, shall be amended by deleting the words "MPS or Licensee, or their agents" in line seventeen (17) and substituting the words "Licensee or its agents" in lieu thereof, and further amended by adding the following to the end of the paragraph:

      "MPS agrees to indemnify and hold harmless, Customer, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that Customer, its officers, employees, affiliates and agents may incur as a result of MPS' failure to comply with any provision of the Agreement or this Addendum, whether incurred by or as a result of the action or failure to act of MPS or its agents, except for such losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, which are caused by the negligence of Customer, a third party or CIRRUS. This indemnification shall survive the termination of the Agreement and/or this Addendum."

C.    ADDENDUM CU DATED OCTOBER 1, 1998, SHALL BE AMENDED AS FOLLOWS:

   1. Section B, Term, shall be deleted in its entirety and the following substituted in lieu thereof:

      "The term of this Addendum shall commence on October 1, 1998, and shall continue for the Initial Term Period from the 1st day of the calendar month following the above date or the date Bank has received notice from PSI of its acceptance of Licensee as a Sponsored Member or the date of Licensee's conversion to MPS for PLUS Gateway Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to three (3) years each."

   2. Section C.2, Monthly Assessment Fee, shall be amended by MPS crediting Customer $100/month during the Initial Term to partially offset the Monthly Assessment Fee, provided Customer's executed Addenda BV, FU, KU and TU are in full force and effect, and further provided Customer is assessed such fee by MPS.

   3. Section D.10 shall be deleted and replaced with the following:

      "Customer agrees to be responsible for all direct costs and third party fees, including but not limited to those incurred by MPS, at the termination of the Agreement, and/or related to Customer's conversion from MPS at any time. However, with respect to Customer's conversion from MPS upon the termination of the entire Agreement, such direct costs shall be limited to sixty (60) programming hours plus one (1) programming hour per ATM, multiplied by the number of Customer's then current number of ATMs, plus the programming hours for any written special requests made by Customer to MPS. This limitation shall apply, and shall be the total maximum direct costs for deconversion, regardless of the number of Addenda executed by the parties."

   4. Section E, Indemnification, shall be amended by deleting the words "MPS or Licensee, or their agents" in line eighteen (18) and substituting the words "Licensee or its agents" in lieu thereof, and further amended by adding the following to the end of the paragraph:

      "MPS agrees to indemnify and hold harmless, Customer, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that Customer, its officers, employees, affiliates and agents may incur as a result of MPS' failure to comply with any provision of the Agreement or this Addendum, whether incurred by or as a result of the action or failure to act of MPS or its agents, except for such losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, which are caused by the negligence of Customer, a third party or PLUS. This indemnification shall survive the termination of the Agreement and/or this Addendum."

D. ADDENDUM FS DATED OCTOBER 1, 1998, SHALL BE AMENDED AS FOLLOWS:

   1. Section B, Term, shall be amended by deleting the first sentence in its entirety and the following substituted in lieu thereof:

        "The term of this addendum shall commence on October 1, 1998 and shall continue for the Initial Term Period from the 1st day of the calendar month following the above date or the date MPS has received notice from VISA of its acceptance of Licensee as a Member or the date of Licensee's conversion to MPS for Check Card Program Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to three (3) years each."

   2.   Section D.10 shall be deleted and replaced with the following:

        "Customer agrees to be responsible for all direct costs and third party fees, including but not limited to those incurred by MPS, at the termination of the Agreement, and/or related to Customer's conversion from MPS at any time. However, with respect to Customer's conversion from MPS upon the termination of the entire Agreement, such direct costs shall be limited to sixty (60) programming hours plus one (1) programming hour per ATM, multiplied by the number of Customer's then current number of ATMs, plus the programming hours for any written special requests made by Customer to MPS. This limitation shall apply, and shall be the total maximum direct costs for deconversion, regardless of the number of Addenda executed by the parties."

   3.   Section D.12 shall be deleted in its entirety.

   4. Section F, Indemnification, shall be amended by deleting the words "MPS or Licensee, or their agents" beginning in line eight (8) and substituting the words "Licensee or its agents" in lieu thereof, and further amended by adding the following to the end of the paragraph:

        "MPS agrees to indemnify and hold harmless, Customer, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that Customer, its officers, employees, affiliates and agents may incur as a result of MPS' failure to comply with any provision of the Agreement or this Addendum, whether incurred by or as a result of the action or failure to act of MPS or its agents, except for such losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses which are caused by the negligence of Customer, a third party or VISA. This indemnification shall survive the termination of the Agreement and/or this Addendum."

E. ADDENDUM FU DATED OCTOBER 1, 1998, SHALL BE AMENDED AS FOLLOWS:

   1. Section B, Term, shall be amended by deleting the first sentence in its entirety and the following substituted in lieu thereof:

        "The term of this Addendum shall commence on October 1, 1998 and shall continue for the Initial Term Period from the 1st day of the calendar month following the above date or the date Bank has received notice from VISA of its acceptance of Licensee as a Member or the date of Licensee's conversion to MPS for VISA Gateway Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to three (3) years each."

   2. Section C.2, Monthly Assessment Fee, shall be amended by MPS crediting Customer $100/month during the Initial Term to partially offset the Monthly Assessment Fee, provided Customer's executed Addenda BV, CU, KU and TU are in full force and effect, and further provided Customer is assessed such fee by MPS.

   3.   Section D.10 shall be deleted and replaced with the following:

        "Customer agrees to be responsible for all direct costs and third party fees, including but not limited to those incurred by MPS, at the termination of the Agreement, and/or related to Customer's conversion from MPS at any time. However, with respect to Customer's conversion from MPS upon termination of the entire Agreement, such direct costs shall be limited to sixty (60) programming hours plus one (1) programming hour per ATM, multiplied by the number of Customer's then current number of ATMs, plus the programming hours for any written special requests made by Customer to MPS. This limitation shall apply, and shall be the total maximum direct costs for deconversion, regardless of the number of Addenda executed by the parties."

   4. Section E, Indemnification, shall be amended by deleting the words "MPS or Licensee, or their agents" in line fifteen (15) and substituting the words "Licensee or its agents" in lieu thereof, and further amended by adding the following to the end of the paragraph:

        "MPS agrees to indemnify and hold harmless, Customer, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that Customer, its officers, employees, affiliates and agents may incur as a result of MPS' failure to comply with any provision of the Agreement or this Addendum, whether incurred by or as a result of the action or failure to act of MPS or its agents, except for such losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses which are caused by the negligence of Customer, a third party or VISA. This indemnification shall survive the termination of the Agreement and/or this addendum."

F. ADDENDUM KU DATED OCTOBER 1, 1998, SHALL BE AMENDED AS FOLLOWS:

   1. Section B, Term, shall be amended by deleting the first sentence in its entirety and the following substituted in lieu thereof:

        "The term of this addendum shall commence on October 1, 1998 and shall continue for the Initial Term Period or until the termination of the agreement between MPS and DCSI to provide ATM access to Discover Cards (whichever event shall earlier occur) from the 1st day of the calendar month following the above date or the date of DCSI's acceptance of Licensee as a Sponsored Member through MPS as the Direct Member or the date of Licensee's conversion to MPS for Discover Gateway Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to three (3) years each."

   2. Section C.2, Monthly Assessment Fee, shall be amended by MPS crediting Customer $100/month during the Initial Term to partially offset the Monthly Assessment Fee, provided Customer's executed Addenda BV, CU, FU and TU are in full force and effect, and further provided Customer is assessed such fee by MPS.

   3.   Section D.12 shall be deleted and replaced with the following:

        "Customer agrees to be responsible for all direct costs and third party fees, including but not limited to those incurred by MPS, at the termination of the Agreement, and/or related to Customer's conversion from MPS at any time. However, with respect to Customer's conversion from MPS upon the termination of the entire Agreement, such direct costs shall be limited to sixty (60) programming hours plus one (1) programming hour per ATM, multiplied by the number of Customer's then current number of ATMs, plus the programming hours for any written special requests made by Customer to MPS. This limitation shall apply, and shall be the total maximum direct costs for deconversion, regardless of the number of Addenda executed by the parties."

   4. Section E, Indemnification, shall be amended by deleting the words "MPS or Licensee, or their agents" in line thirteen (13) and substituting the words "Licensee or its agents" in lieu thereof, and further amended by adding the following to the end of the paragraph:

        "MPS agrees to indemnify and hold harmless, Customer, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that Customer, its officers, employees, affiliates and agents may incur as a result of MPS' failure to comply with any provision of the Agreement or this Addendum, whether incurred by or as a result of the action or failure to act of MPS or its agents, except for such losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses which are caused by the negligence of Customer, a third party or DISCOVER. This indemnification shall survive the termination of the Agreement and/or this Addendum."

G. ADDENDUM NA TO THE MASTER DATA PROCESSING AGREEMENT DATED OCTOBER 1, 1998, SHALL BE AMENDED AS FOLLOWS:

   1. Section B, Term, shall be amended by deleting the first sentence in its entirety and the following substituted in lieu thereof:

        "The term of this Addendum shall commence October 1, 1998, and shall continue for the Initial Term Period from the 1st day of the calendar month following the above date or the date of Customer's Conversion to MPS for Intercept and Processor Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to three (3) years each."

   2. Section C.1, ATM Access Fees, shall be deleted and the following new provision shall be substituted in lieu thereof:

        "ATM Access Fees
         (tiering cumulative)

         -0 - 26 ATMS                                            $75/ATM/month

         -26 and above ATMs                                      $50/ATM/month"

   3. Section C.3.a, All Transactions, shall be deleted and the following new provision shall be substituted in lieu thereof:

        "All Transactions                                     $.05/transaction"

   4. Section D., Network Access Services, shall be amended by MPS crediting Customer $150/month during the Initial Term to partially offset the STAR Network Monthly Access Fee specified in line nineteen
        (19), provided customer is assessed such fee by MPS.

   5. Section E.3.a, Communication Controller Access Fees, shall be amended by MPS crediting Customer $50/port/month during the Initial Term to partially offset the Remote Authorization Data Center Shared Use Port fee, provided Customer is assessed such fee by MPS.

   6. By MPS crediting Customer $400.00/month against Customer's telecommunication fees provided Customer is using satellite connectivity to MPS from at least six (6) different banking locations, and further provided that Customer is assessed such fee by MPS.


   7.   Section H.15 shall be deleted and replaced with the following:

        "15. Customer agrees to be responsible for all direct costs and third party fees, including but not limited to those incurred by MPS, however such direct costs shall be limited to sixty (60) programming hours plus one (1) programming hour per ATM, multiplied by the number of Customer's then current number of ATMs, plus the programming hours for any written special requests made by Customer to MPS, in connection with and/or related to Customer's conversion from MPS at the termination of this Addendum and/or related to any conversion by Customer. This limitation shall apply, and shall be the total maximum direct costs for deconversion, regardless of the number of Addenda executed by the parties."

   8. Section I, Indemnification, shall be amended by deleting the words "MPS or Customer, or their agents" in line twelve (12) and substituting the words "Customer or its agents" in lieu thereof, and further amended by adding the following to the end of the paragraph:

        "MPS agrees to indemnify and hold harmless, Customer, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that Customer, its officers, employees, affiliates and agents may incur as a result of MPS' failure to comply with any provision of the Documentation, the Agreement or this Addendum or for any other reason in connection with the Intercept or Processor Services provided hereunder, whether incurred by or as a result of the action or failure to act of MPS or its agents, except for such losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, which are caused by the negligence of Customer. This indemnification shall survive the termination of the Agreement and/or this Addendum."

H. ADDENDUM TU DATED OCTOBER 1, 1998, SHALL BE AMENDED AS FOLLOWS:

   1. Section B, Term, shall be amended by deleting the first sentence in its entirety and the following substituted in lieu thereof:

        "The term of this Addendum shall commence on October 1, 1998 and shall continue for the Initial Term Period or until the termination of the agreement between MPS and American Express (whichever event shall earlier occur) from the 1st day of the calendar month following the above date or the date of American Express' acceptance of Licensee as a Member or the date of Licensee's conversion to MPS for American Express Gateway Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to three (3) years each."

   2. Section C.2, Monthly Assessment Fee, shall be amended by MPS crediting Customer $100/month during the Initial Term to partially offset the Monthly Assessment Fee, provided Customer's executed Addenda BV, CU, FU and KU are in full force and effect, and further provided Customer is assessed such fee by MPS.

   3.   Section D.12 shall be deleted and replaced with the following:

        "Customer agrees to be responsible for all direct costs and third party fees, including but not limited to those incurred by MPS, at the termination of the Agreement, and/or related to Customer's conversion from MPS at any time. However, with respect to Customer's conversion from MPS upon termination of the entire Agreement, such direct costs shall be limited to sixty (60) programming hours plus one (1) programming hour per ATM, multiplied by the number of Customer's then current number of ATMs, plus the programming hours for any written special requests made by Customer to MPS. This limitation shall apply, and shall be the total maximum direct costs for deconversion, regardless of the number of Addenda executed by the parties."

   4. Section E, Indemnification, shall be amended by deleting the words "MPS or Licensee, or their agents" beginning in line fourteen (14) and substituting the words "Licensee or its agents" in lieu thereof, and further amended by adding the following to the end of the paragraph:

        "MPS agrees to indemnify and hold harmless, Customer, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that Customer, its officers, employees, affiliates and agents may incur as a result of MPS' failure to comply with any provision of the Agreement or this Addendum, whether incurred by or as a result of the action or failure to act of MPS or its agents, except for such losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses which are caused by the negligence of Customer, a third party or AMERICAN EXPRESS. This indemnification shall survive the termination of the Agreement and/or this Addendum."



Except as otherwise provided in this Amendment, the terms of the Agreement shall remain in full force and effect.


MIDWEST PAYMENT SYSTEMS, INC.          CUSTOMER: HERITAGE OAKS BANK

By: /s/ Barry L. Boerstler              By: /s/ Lawrence P. Ward
    -------------------------------         -------------------------------

Name: BARRY L. BOERSTLER                Name:  LAWRENCE P. WARD
      -----------------------------           -----------------------------

Title: SENIOR VICE PRESIDENT            Title:  PRESIDENT
       ----------------------------            ----------------------------

Date: Nov 30, 1998                      Date:  11-30-98
      -----------------------------           -----------------------------

                  ADDENDUM TO MASTER DATA PROCESSING AGREEMENT
             CIRRUS SYSTEM GATEWAY SERVICES -- CORRESPONDING MEMBER

This Agreement shall be an Addendum to the Master Data Processing Agreement (the "Agreement"), dated October 1, 1998 between HERITAGE OAKS BANK ("Licensee"), having its principal offices at 545 Twelfth Street, Paso Robles, CA 93446, and MIDWEST PAYMENT SYSTEMS, INC. ("MPS").

I. MPS is a Principal Member of CIRRUS System, Incorporated ("CIRRUS"), in order to provide other depository institutions with access to the CIRRUS electronic funds transfer network.

II. MPS has the systems, computers and communications necessary to allow it to interface with the CIRRUS Switch for CIRRUS transactions.

III. Licensee desires to become a corresponding member of CIRRUS ("Corresponding Member") through sponsorship by MPS, and to route CIRRUS transactions to and from MPS.

NOW, THEREFORE, in consideration of the foregoing recitals and of mutual promises hereinafter set forth, the parties agree as follows:

A.     DEFINITIONS

For the purposes of this Agreement, the following terms shall mean:

BY-LAWS means the By-Laws of CIRRUS as amended from time to time.

CIRRUS DOCUMENTATION means the By-Laws, Operating Rules, Identification Standards Manual, and other rules, regulations and procedures determined by MPS to be relevant to and affecting the Gateway Services from time to time.

CIRRUS SWITCH means the computer-based system provided by CIRRUS in accordance with the CIRRUS Operating Rules.

CORRESPONDING MEMBER CENTER ("CMC") means the processing center directly connected to MPS, which could be the Licensee's data center, MPS or a third party processor.

IDENTIFICATION STANDARDS MANUAL means the CIRRUS Identification Standards Manual as amended from time to time.

MEMBER means a a Principal Member or Corresponding Member of CIRRUS, as those terms are defined in the By-Laws.

OPERATING RULES means the Operating Rules of CIRRUS as amended from time to time.

Except for the terms defined above, the capitalized terms herein shall have the same meanings as ascribed to them in the Agreement or the Definitions and General Services Addendum. In the event of a conflict between the Agreement and this Addendum, this Addendum shall control.

B.   TERM

The term of this Addendum shall commence on October 1, 1998, and shall continue for a term of _______ year(s) from the 1st day of the calendar month following the above date or the date MPS has received notice from CIRRUS of its acceptance of Licensee as a Corresponding Member or the date of Licensee's conversion to MPS for Gateway Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to the Initial Term.

C.   SERVICES AND FEES

Gateway Services shall mean the data processing systems and procedures provided by MPS to facilitate ATM sharing between Licensee and/or other CIRRUS Members. Licensee's CIRRUS transactions received from the CIRRUS Switch or other MPS facilities are routed to the Licensee's CMC for authorization or, optionally, are authorized using MPS stand-in processing facilities. Other Members' transactions initiated at Licensee's terminals and received by MPS from Licensee's CMC are routed to the CIRRUS Switch or, at the option of MPS, routed directly to another Member.

MPS is the message processing entity positioned between the Licensee and the CIRRUS Switch or other Members. The transaction record format between the Licensee's CMC and MPS will be the MPS version of ANSI X9.2 or such other format as may be mutually agreed upon between MPS and Licensee.

Licensee agrees to pay the following fees for the Gateway Services set forth below:

1)   Set Up Fee                                                         $500
2)   Disconnect Fee                                                     $500


                                     1-BV

2)   Monthly Assessment Fee                        $150/month plus the current
                                                   monthly fee specified by
                                                   CIRRUS for a single non
                                                   bank holding company
                                                   Corresponding Member (as
                                                   also referenced in Section
                                                   C.6)

3)   Adjustment Fee
     This fee applies to every CIRRUS
     adjustment submitted by or received
     by MPS on behalf of Licensee

     --  Adjustment fee                            $5.00/adjustment (plus
                                                   current CIRRUS adjustment
                                                   fee)

4)   Base Licensee Transaction Fee (Paid by
     Licensee each time Licensee's cardholder uses a terminal of a Member for a CIRRUS transaction) excluding any interchange surcharge fee charged by CIRRUS which will be added to this base fee and assessed accordingly

     --  Issuer Transaction Fee                    (Applicable CIRRUS issuer
                                                   interchange fee plus CIRRUS
                                                   Switch fee plus $.07)/
                                                   transaction

5)   Documentation Fees

     --  CIRRUS Documentation                                          $75/copy
     --  Amendments/Supplements                                        $50/copy

6)  CIRRUS Fees                                    All CIRRUS fees,
                                                   assessments, and penalties
                                                   (excluding the monthly
                                                   CIRRUS Corresponding Member
                                                   fee, CIRRUS adjustment fees,
                                                   CIRRUS Issuer Switch fees
                                                   and CIRRUS interchange fees
                                                   which are included as part
                                                   of the fees charged to
                                                   Licensee under Sections C.1
                                                   through C.5)

Licensee acknowledges and agrees that CIRRUS will pay MPS interchange fees for all Licensee's CIRRUS acquirer transactions. MPS will pay Licensee the applicable CIRRUS acquirer interchanger fee each time a CIRRUS transaction by a cardholder of another Member is authorized and completed or denied on a terminal of Licensee provided CIRRUS pays MPS for such transactions.
Licensee agrees to pay MPS $.07 per every Licensee's acquirer transaction processed by MPS in connection with these Gateway Services. All interchange fees listed in this paragraph will be reduced by the Plus System, Inc. acquirer fee as specified by Plus System, Inc. for a transaction processed through the Plus System, Inc./CIRRUS common interface switch and by any applicable gateway transaction fee assessed to MPS by CIRRUS in connection with these CIRRUS acquirer transactions.

D.   GENERAL PROVISIONS

1) MPS will sponsor Licensee as a Corresponding Member of CIRRUS in accordance with the procedures set out in the CIRRUS By-Laws and Operating Rules.

2) Licensee acknowledges and hereby agrees that MPS may choose the "least cost method" of routing Licensee's CIRRUS transactions initiated on terminals of other MPS customers having similar "least cost method" arrangements with MPS. Conversely, or, if Licensee does not have any CIRRUS cardholders, Licensee also agrees to accept lesser interchange fees for CIRRUS transactions initiated on its terminals by cardholders of other MPS customers which have similar "least cost method" arrangements with MPS. If MPS chooses to use the "least cost method," MPS will make available the applicable rates from time to time.

3) Licensee hereby agrees to take all steps as may reasonably be necessary to settle with MPS for CIRRUS transactions involving its cardholders and its terminals.

4) MPS will provide Licensee within 30 days of the effective date of this Addendum a copy of the CIRRUS Documentation in effect on the date of this Agreement. Licensee also understands that such documentation may be amended from time to time. Licensee agrees to review the CIRRUS Documentation upon receipt thereof and to abide by and fully comply with the CIRRUS Documentation as may be in effect from time to time, and to perform and fulfill any and all obligations and responsibilities, and discharge any and all duties and liabilities, relating to MPS, CIRRUS or its Members to which it may be subject in accordance with such CIRRUS Documentation, or resolutions adopted by the CIRRUS Board of Directors, or which may arise in any other manner or from any other source related to the Gateway

                                     2-BV
services.

5) Licensee agrees that, upon request by MPS, it will periodically provide to MPS certification in writing of its compliance with all CIRRUS Operating Rules applicable to Licensee, or to MPS as sponsor of Licensee, and with the CIRRUS Identification Standards Manual. On or before 30 days following the date of this Addendum, and on or before October 18 of each calendar year, Licensee shall provide to MPS an audit of its outstanding cards and a certificate of its card count in accordance with the Operating Rules.

6) Licensee will provide personnel, one of whom shall be a management level technical interface person, to monitor, oversee and maintain its participation in CIRRUS. From time to time, MPS will require communication with Licensee's personnel, and Licensee agrees to provide names, telephone number(s), and schedules of such personnel throughout the period of the Licensee's Corresponding Membership in CIRRUS.

7) MPS will make available to Licensee activity files in MPS format of its CIRRUS transactions, unless similar information is provided by MPS through other services provided to Licensee.

8) MPS will not provide: (i) routing of activity files received from CIRRUS to Licensee; (ii) implementation of any of Licensee's BINs at CIRRUS; (iii) paper based adjustments; or (iv) any other files or reports not specifically described above.

9) Licensee agrees to allow the auditors of MPS or CIRRUS to review the files held and procedures followed by Licensee in connection with the Gateway Services.

10) Licensee agrees to be responsible for all direct and indirect costs (including but not limited to those incurred by MPS) in connection with and/or related to Licensee's conversion from MPS at the termination of this Addendum and/or related to any conversion by Licensee in connection with its CMC after Licensee's initial conversion to MPS.

E.   INDEMNIFICATION

Licensee has or will execute (in addition to this Addendum) the CIRRUS SYSTEM, INC. Corresponding Membership Application and Agreement among Licensee, MPS and CIRRUS. Licensee agrees to be bound by all the terms and conditions of such agreement, as it may be amended from time to time. Licensee agrees to pay all fees, assessments and penalties as they are currently in effect or may be changed from time to time, imposed by CIRRUS, whether billed directly to Licensee by CIRRUS or through MPS except for any fees specifically excluded in Section C.6, CIRRUS fees. MPS may allocate any such fees, fines, assessments or penalties in such manner as it deems advisable in its sole discretion. Licensee agrees to indemnify and hold harmless, MPS, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that MPS, its officers, employees, affiliates and agents may incur as a result of Licensee's failure to comply with any provision of the CIRRUS Documentation, the Agreement or this Addendum or far any other reason in connection with the Gateway Services provided hereunder, whether incurred by or as a result of the action or failure to act of MPS or Licensee, or their agents. This indemnification shall survive the termination of the Agreement and/or this Addendum.

F.   MODIFICATION

In the event of any changes or modifications to the Operating Rules which affect the responsibilities of a Principal Member of CIRRUS, MPS may amend this Agreement upon 30 days prior written notice to Licensee. MPS may change the fees and charges at any time upon a minimum of 30 days prior written notice to Licensee. In the event such change in fees is in excess of the limit set forth in the Agreement, the Licensee shall have the right to terminate this Addendum by giving written notice thereof within 30 days after the date of notice of change in fees and charges from MPS. Simultaneously therewith, Licensee shall give the necessary notice to CIRRUS of termination of its membership in CIRRUS as a Corresponding Member of MPS. Termination of this Addendum shall be effective the later of 30 days from receipt by MPS of notice of termination, or the effective date of termination as set by CIRRUS, but in no event later than 6 months from the date of Licensee's notice of termination.

THE PARTIES ACKNOWLEDGE THAT THE MASTER DATA PROCESSING AGREEMENT BETWEEN THEM, AS SUPPLEMENTED BY THIS AND OTHER ADDENDA, SET FORTH THE COMPLETE AND EXCLUSIVE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED AND UNLESS SPECIFICALLY PROVIDED FOR IN THIS ADDENDUM, THE SERVICES DESCRIBED HEREIN SHALL NOT INCLUDE ANY OF THE SERVICES OUTLINED IN THE DEFINITIONS AND GENERAL SERVICES ADDENDUM OR OTHER ADDENDA WHICH MAY BE A PREREQUISITE FOR THE SERVICES DESCRIBED HEREIN.

                                     3-BV

MIDWEST PAYMENT SYSTEMS, INC.

By: /s/ Barry L. Boerstler
   ---------------------------------
Name:   Barry L. Boerstler
     -------------------------------
Title:  Senior Vice President
      ------------------------------
Date:   Nov 30 1998
      ------------------------------


LICENSEE

By:  /s/ Lawrence P. Ward
   ---------------------------------
Name:  Lawrence P. Ward
    --------------------------------
Title: President
      ------------------------------
Date:  11-30-98
     -------------------------------










                                    4-BV

                ADDENDUM CU TO MASTER DATA PROCESSING AGREEMENT
          PLUS SYSTEM GATEWAY SERVICES -- SPONSORED ATM LICENSEE MEMBER

This Agreement shall be an Addendum to the Master Data Processing Agreement (the "Agreement"), dated October 1, 1998 between HERITAGE OAKS BANK ("Licensee"), having its principal offices at 545 Twelth Street, Paso Robles, CA 93446, and MIDWEST PAYMENT SYSTEMS, INC. ("MPS").

I. The Fifth Third Bank ("Bank") is a Proprietary Member of PLUS System, Inc. ("PSI"), in order to provide other depository institutions with access to the PSI electronic funds transfer network.

II. Bank has contracted with MPS for it to provide the systems, computers and communications necessary to allow it to interface with the PSI Switch for PSI transactions.

III. Licensee desires to become a sponsored "ATM Category B Licensee Member" ("Sponsored Member"), as such term is defined in the By-laws and Operating Regulations, of PSI through sponsorship by Bank, and to route PSI transactions to and from MPS.

NOW, THEREFORE, in consideration of the foregoing recitals and of mutual promises hereinafter set forth, the parties agree as follows:

A.   DEFINITIONS

For the purposes of this Agreement, the following terms shall mean:

BY-LAWS means the By-Laws of PSI as amended from time to time.

PSI DOCUMENTATION means the By-Laws, Operating Regulations, and other rules, regulations and procedures identified by MPS to be relevant to and affecting the Gateway Services from time to time.

PSI SWITCH mean the computer-based system provided by PSI in accordance with the PSI Operating Regulations.

SPONSORED MEMBER CENTER ("SMC") means the processing center directly connected to MPS, which could be the Licensee's data center, MPS or a third party processor.

MEMBER means an eligible organization that is a Proprietary Member or Sponsored Member of PSI, as those terms are defined in the By-Laws.

OPERATING REGULATIONS means the Operating Regulations of PSI as amended from time to time.

Except for the terms defined above, the capitalized terms herein shall have the same meanings as ascribed to them in the Agreement or the Definitions and General Services Addendum. In the event of a conflict between the Agreement and this Addendum, this Addendum shall control.

B.   TERM

The term of this Addendum shall commence on October 1, 1998, and shall continue for a term of ______year(s) from the 1st day of the calendar month following the above date or the date Bank has received notice from PSI of its acceptance of Licensee as a Sponsored Member or the date of Licensee's conversion to MPS for Gateway Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to the Initial Term.

C.   SERVICES AND FEES

Gateway Services shall mean the data processing systems and procedures provided by MPS to facilitate ATM sharing between Licensee and/or other PSI Members. Other Members' transactions initiated at Licensee's terminals and received by MPS from Licensee's SMC are routed to the PSI Switch or, at the option of MPS, routed directly to another Member or to a gateway link connected to the PSI switch.

MPS is the message processing entity positioned between the Licensee and the PSI Switch or other Members. The transaction record format between the Licensee's SMC and MPS will be the MPS version of ANSI X9.2 or such other format as may be mutually agreed upon between MPS and Licensee.

                                     1-CU

Licensee agrees to pay the following fees for the Gateway Services set forth below:

1)   Set Up Fee                                                           $500
     Disconnect Fee                                                       $500

2) Monthly Assessment Fee $150/month plus the current monthly fee specified by PSI for a non affiliate ATM Category B Licensee Member (as also referenced in Section C.5)

3)   Adjustment Fee
     This fee applies to every PSI adjustment submitted by or received by MPS on behalf of Licensee

     -- Adjustment fee $5.00/adjustment (plus current PSI adjustment fee)

4)   Documentation Fees

     --  PSI Documentation                                  $75/copy
     --  Amendments/Supplements                             $50/copy

5)   PSI Fees
     All PSI fees, assessments, and penalties (excluding the monthly PSI ATM Category B Licensee Member fee and PSI adjustment fees which are included as part of the fees charged to Licensee under Sections C.1 through C.4)

Licensee acknowledges and agrees that PSI shall pay Bank interchange fees for all Licensee's PSI acquirer transactions. MPS will pay Licensee the applicable PSI ATM member (acquirer) income fee each time a PSI transaction by a cardholder of another Member is authorized and completed or denied on a terminal of Licensee provided PSI pays Bank for such transactions. Licensee agrees to pay MPS $.07 per every Licensee's acquirer transaction processed by MPS in connection with these Gateway Services. All income (interchange) fees listed in this paragraph will be reduced by the PSI acquirer fee as specified by PSI for a transaction processed through the PSI/CIRRUS Systems, Inc. common interface switch and by any applicable gateway transaction fee assessed to MPS or Bank by CIRRUS Systems, Inc. in connection with these PSI acquirer transactions.

D.   GENERAL PROVISIONS

1) MPS will sponsor Licensee as a Sponsored Member of PSI in accordance with the procedures set out in the PSI By-Laws and Operating Regulations.

2) Licensee acknowledges and hereby agrees that MPS may choose the "least cost method" of routing Licensee's PSI transactions to other MPS customers having similar "least cost method" arrangements with MPS. Licensee agrees to accept lesser interchange fees for PSI transactions initiated on its terminals by cardholders of other MPS customers which have "least cost method" arrangements with MPS. If MPS chooses to use the "least cost method," MPS will make available the applicable rates from time to time.

3) Licensee hereby agrees to take all steps as may reasonably be necessary to settle with MPS for PSI transactions involving its terminals.

4) MPS will provide Licensee within 30 days of the effective date of this Addendum a copy of the PSI Documentation in effect on the date of this Agreement. Licensee also understands that such documentation may be amended from time to time. Licensee agrees to review the PSI Documentation upon receipt thereof and to abide by and fully comply with the PSI Documentation as may be in effect from time to time, and to perform and fulfill any and all obligations and responsibilities, and discharge any and all duties and liabilities, relating to MPS, PSI or its Members to which it may be subject in accordance with such PSI Documentation, or resolutions adopted by the PSI Board of Directors, or which may arise in any other manner or from any other source related to the Gateway Services.

5) Licensee agrees that, upon request by MPS, it will periodically provide to MPS certification in writing of its compliance with all PSI Operating Regulations applicable to Licensee, or to MPS or Bank as sponsor of Licensee.

6) Licensee will provide personnel, one of whom shall be a management level technical interface person, to monitor, oversee and maintain its participation in PSI. From time to time, MPS will require communication with Licensee's personnel, and Licensee agrees to provide names, telephone number(s), and schedules of such personnel throughout the period of the Licensee's Sponsored Membership in PSI.

7) MPS will make available to Licensee activity files in a MPS format of its PSI transactions, unless similar information is provided by MPS through other services provided to Licensee.

                                     2-CU

8) MPS will not provide: (i) routing of activity files received from PSI to Licensee; (ii) paper based adjustments; or (iii) any other files or reports not specifically described above.

9) Licensee agrees to allow the auditors of MPS or PSI to review the files held and procedures followed by Licensee in connection with the Gateway Services.

10) Licensee agrees to be responsible for all direct and indirect costs (including but not limited to those incurred by MPS) in connection with and/or related to Licensee's conversion from MPS at the termination of this Addendum and/or related to any conversion by Licensee in connection with its SMC after Licensee's initial conversion to MPS.

E.   INDEMNIFICATION

Licensee has or will execute (in addition to this Addendum) the Category "B" ATM Licensee Agreement in PLUS System, Inc. among Licensee, Bank and PSI. Licensee agrees to be bound by all the terms and conditions of such agreement, as it may be amended from time to time. Licensee agrees to pay all fees, fines, penalties and assessments as they are currently in effect or may be changed from time to time, imposed by PSI, whether billed directly to Licensee by PSI or through MPS or Bank except for any fees specifically excluded in Section C.5, PSI fees. MPS, on behalf of itself or Bank, may allocate any such fees, fines, assessments or penalties in such manner as it deems advisable in its sole discretion. Licensee agrees to indemnify and hold harmless, MPS, Bank, their respective officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that MPS, Bank, their respective officers, employees, affiliates and agents may incur as a result of Licensee's failure to comply with any provision of the PSI Documentation, the Agreement or this Addendum or for any other reason in connection with the Gateway Services provided hereunder, whether incurred by or as a result of the action or failure to act of MPS, Bank or Licensee, or their agents. This indemnification shall survive the termination of the Agreement and/or this Addendum.

F.   MODIFICATION

In the event of any changes or modifications to the Operating Regulations which affect the responsibilities of a Proprietary Member of PSI, MPS may amend this Agreement upon 30 days prior written notice to Licensee. MPS may change the fees and charges at any time upon a minimum of 30 days prior written notice to Licensee. In the event such change in fees is in excess of the limit set forth in the Agreement, the Licensee shall have the right to terminate this Addendum by giving written notice thereof to MPS within 30 days after the date of notice of change in fees and charges from MPS. Simultaneously therewith, Licensee shall give the necessary notice to PSI of termination of its membership in PSI as a Sponsored Member of Bank. Termination of this Addendum shall be effective the later of 30 days from receipt by MPS of notice of termination, or the effective date of termination as set by PSI, but in no event later than 6 months from the date of Licensee's notice of termination.

THE PARTIES ACKNOWLEDGE THAT THE MASTER DATA PROCESSING AGREEMENT BETWEEN THEM, AS SUPPLEMENTED BY THIS AND OTHER ADDENDA, SET FORTH THE COMPLETE AND EXCLUSIVE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED AND UNLESS SPECIFICALLY PROVIDED FOR IN THIS ADDENDUM, THE SERVICES DESCRIBED HEREIN SHALL NOT INCLUDE ANY OF THE SERVICES OUTLINED IN THE DEFINITIONS AND GENERAL SERVICES ADDENDUM OR OTHER ADDENDA WHICH MAY BE A PREREQUISITE FOR THE SERVICES DESCRIBED HEREIN.

MIDWEST PAYMENT SERVICES, INC.

By:/s/ Barry L. Boerstler
   -----------------------------
Name:  Barry L. Boerstler
     ---------------------------
Title: Senior Vice President
      --------------------------
Date:     Nov 30 1998
      --------------------------

LICENSEE:  HERITAGE OAKS BANK

By:/s/ Lawrence P. Ward
   -----------------------------
Name:  Lawrence P. Ward
     ---------------------------
Title: President
      --------------------------
Date:  11-30-98
     ---------------------------

                                     3-CU

                                                                       0196-998


                   ADDENDUM FS TO MASTER DATA PROCESSING AGREEMENT
                         VISA CHECK CARD PROGRAM SERVICES

This Agreement shall be an Addendum to the Master Data Processing Agreement ("the Agreement"), dated October 1, 1998 between HERITAGE OAKS BANK ("Licensee"), having its principal offices at 545 Twelfth Street, Paso Robles, CA 93446, and MIDWEST PAYMENT SYSTEMS, INC. ("MPS").

I. Fifth Third Bank of Cincinnati, Ohio ("Fifth Third") is a Member of Visa U.S.A. ("VISA") and provides other depository institutions access to VisaNet as defined in the Operating Rules.

II. MPS has the systems, computers and communications necessary to allow it to interface with the VISA Switch for VisaNet transactions.

III. Licensee desires to use the systems, computers, and communication facilities of MPS to interface with the VISA Switch and other facilities connected to MPS to provide access (in conjunction with MPS standards) to VisaNet for certain of its customers' deposit accounts through Licensee's designated VISA plastics (cards) and to provide special card and account processing as described under Check Card Program Services.

IV. Licensee warrants that it is a Member of VISA as this term is defined in the By-Laws.

NOW, THEREFORE, in consideration of the foregoing recitals and of mutual promises hereinafter set forth, the parties agree as follows:

A.  DEFINITIONS

For the purposes of this Agreement, the following terms shall mean:

BY-LAWS means the Visa U.S.A. Inc. By-Laws/Operating Regulations as amended from time to time.

MEMBER means an organization that is a Member, or other entity as those terms are defined in the By-Laws and who is authorized to participate in VisaNet.

OPERATING RULES means the Visa U.S.A. Inc. By-Laws/Operating Regulations and the Visa International Operating Regulations as amended from time to time.

VISA DOCUMENTATION means the sections of the By-Laws, Operating Rules, Operating Rules, and other rules, regulations and procedures (including MPS standards) determined by MPS to be relevant to and affecting the Check Card Program Services from time to time.

VISA SWITCH means the computer-based system provided by VISA in accordance with the Operating Rules for VisaNet.

Except for the terms defined above, the capitalized terms herein shall have the same meanings as ascribed to them in the Agreement or the Definitions and General Services Addendum. In the event of a conflict between the Agreement and this Addendum, this Addendum shall control.

B.  TERM

The term of this Addendum shall commence on October 1, 1998, and shall continue for a term of ____ year(s) from the 1st day of the calendar month following the above date or the date MPS has received notice from VISA of its acceptance of Licensee as a Member or the date of Licensee's conversion to MPS for Check Card Program Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to the Initial Term.

C.  SERVICES AND FEES

CHECK CARD PROGRAM SERVICES shall mean the data processing systems and procedures provided by MPS to facilitate Licensee's card authorization and settlement in VisaNet for Licensee's specified VISA cards with the consequent funds utilized being debited from Licensee's designated customers' deposit accoujts. Licensee's VISA cards may additionally be processed under other services contracted through MPS. Licensee's VisaNet transactions received from the VISA Switch or other MPS facilities or facilities connected to MPS are authorized using card management and card processing facilities according to MPS standards. Authorization can occur at VisaNet if the authorization link between MPS and the VISA Switch is inoperational.

Licensee agrees to pay MPS the following fees for the Check Card Program Services as set forth below:

1)  Set Up Fee                                                           $5,000

2)  Card Management file conversion (Optional)                           $2,000

3)  Transaction Fees
     a) electronic authorization fee                         $.10/authorization
     b) operator assisted authorization fee                  $.65/authorization
     c) remote item posting                                           $.11/item
     c) issuer switch/access fee                            $.026/authorization

4)  Card Management (Cluster) Services
     a) Plastic debit or credit card fee                     $.05/cluster/month

                                       1-FS

     b) Account file residency (fee assessed for
        credit and deposit accounts)                         $.11/account/month
     c) Credit account statement-to-date fee
        CRT lookup for statement-to-date
        activity of credit account                    $.09/credit account/month

5)  Credit account monthly maintenance fee            $.07/credit account/month

6)  Credit Card embossing and encoding fees
     a) Program Setup                                                   $225.00

     b) Card Production                                              $0.60/card
        Card production includes:
         -Complete inventory and control of plastics
         -Card embossing, tipping, and encoding
         -Card inserting and mailing
         -MPS standard forms and envelopes
         -Postage expense additional

     c) Premailer Inserting/Mailing                              $0.15/Premailer
         -Includes MPS standard forms and envelopes
         -Postage expense additional

     d) Special Card Handling                                        $5.00/card
        Any special card handling outside the normal processing procedures (i.e., card pulls, rushes, etc.) will incur a special card handling fee.

     e) Graphic Reproduction (Graphix)                                   Quoted
        Graphic Reproduction services are available including the institution's name on the front of the card and ATM logos on the back. These fees will be provided as necessary.

7)  Statement Printing Fee (Optional)                           $0.15/statement

8)  Chargeback/Representment Fee                               $5.00/chargeback
                                                               or representment

9)  Draft Retrieval Requests                                      $2.00/request

Each draft retrieval request received by MPS on behalf of the Licensee will be assessed the draft retrieval request fee.

This fee is in addition to any fee assessed by VISA.

10) Online Adjustment System Fees
    a) File residency                                             $100.00/month
    b) CRT file updates                                             $.10/update
    c) File setup                                                          $400

11) Operational Support                                    Standard Hourly Rate
    Including any time required by MPS personnel to support Licensee with lost and stolen processing in connection with Licensee's VISA cards or Licensee's customers.

Notwithstanding the foregoing, the minimum monthly fee payable to MPS for the Check Card Program Services set forth in this Addendum shall be $200.00.

12) Other Services                                                       Quoted

D.  GENERAL PROVISIONS

1) MPS will process Licensee as a Member in accordance with the procedures set out in the By-Laws and Operating Rules and VISA Documentation and this Addendum.

2) Licensee assumes all responsibility for collecting funds associated with all use of Licensee's VISA cards.

3) Licensee hereby agrees to take all steps as may be necessary to settle with MPS for VisaNet transactions involving its cardholders. As part of this settlement, Licensee agrees to maintain at Fifth Third a clearing account which will be a non-interest bearing account. Licensee also agrees to maintain adequate collected funds in this account to cover daily settlement (involving the use of Licensee's VISA cards) assessed by MPS.

                                     2-FS

4) Licensee understands that VISA Documentation may be amended from time to time. Licensee agrees to review the VISA Documentation and to abide by and fully comply with the VISA Documentation as may be in effect from time to time, and to perform and fulfill any and all obligations and responsibilities, and discharge any and all duties and liabilities, relating to MPS, VISA or its Members to which it may be subject in accordance with such VISA Documentation, By-Laws, Operating Rules, or resolutions adopted by the VISA Board of Directors, or which may arise in any other manner or from any other source related to the Check Card Program Services.

5) Licensee agrees that, upon request by MPS, it will periodically provide to MPS certification in writing of its compliance with all VISA Operating Rules applicable to Licensee, or to MPS as processor for Licensee, and with the VISA Documentation.

6) MPS will make available to Licensee activity files in a MPS format reflecting customer's card and account processing.

7) MPS will not provide: (i) routing of activity files received from VISA to Licensee; (ii) any other files or reports not specifically described above.

8) Licensee will maintain a non-interest bearing checking account which can be debited by MPS to settle funds for Licensee's VISA cards which don't have a corresponding deposit account.

9) Licensee is solely responsible for its participation; and for any liability arising from its VISA membership.

10) Licensee agrees to be responsible for all direct and indirect costs (including but not limited to those incurred by MPS) in connection with and/or related to Licensee's conversion from MPS at the termination of this Addendum and/or related to any conversion by Licensee.

11) Licensee shall be responsible for the establishment, maintenance and written notification to MPS of cardholder authorization limits, and other terms and conditions applicable to transactions effected in accordance with Licensee's cardholder agreements.

12) Should Customer give notice of termination to MPS at any time, Customer warrants that both before entering into any agreement with any third party fort the Services provided to Customer by MPS as specified in this Agreement (including all exhibits and Addenda hereto and all documents and materials referenced herein), MPS shall have the right of first refusal of entering into agreements with Customer for all such Services under the same terms and conditions (except for the length of the term, which shall not be less than the length of the term of the Agreement for which Customer is givng termination notice to MPS) in lieu of Customer entering into such agreement with a third party.

E.  SERVICES AND EXPENSES NOT PROVIDED BY MPS

Certain services and expenses will be the sole responsibility of Licensee and include but are not limited to the following:

1)  Costs incurred by MPS for contracting Licensee in performing the Services.

2)  All postage costs associated with the Services provided herein.

3)  All costs associated with the purchase, design, and creation of the cards.

4)  Data entry of cardholder and/or account information.

5) All forms and envelopes (minimum postage expense is cost for one ounce of U.S. first class postage per unit).

6)  Communication lines to MPS for remote processing.

7)  Communication and hardware costs, individual terminals or modems.

8) All VISA fees relating to Licensee's processing plan and/or connection with Licensee's participation in VisaNet and with VISA.

9) Settlement costs for interchange. Licensee will provide and pay standard VISA Interchange fees relative to Licensee's cardholder and merchant transaction volume.

10) All legal compliance and Operating Rules and By-Laws compliance for Licensee's cardholders and merchants.

11) Additional exception processing services.

12) External costs for interchange settlement.

13) Physical magnetic tape or disk file output for Licensee's use.

14) Costs associated with RJE.

                                     3-FS

F.  INDEMNIFICATION

Licensee agrees to pay all fees, assessments and penalties as they are currently in effect or may be changed from time to time, imposed by VISA, whether billed directly to Licensee by VISA or through MPS or Fifth Third. MPS may allocate any such fees, fines, assessments or penalties in such manner as it deems advisable in its sole discretion. Licensee agrees to indemnify and hold harmless, MPS, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that MPS, its officers, employees, affiliates and agents may incur as a result of Licensee's failure to comply with any provision of the VISA Documentation, the Agreement or this Addendum or for any other reason in connection with the Check Card Program Services provided hereunder, whether incurred by or as a result of the action or failure to act of MPS or Licensee, or their agents. This indemnification shall survive the termination of the Agreement and/or this addendum.

G.  MODIFICATION

In the event of any changes or modifications to the VISA Documentation which affect the responsibilities of a Member, MPS may amend this Agreement upon 30 days prior written notice to Licensee. MPS may change the fees and charges at any time upon a minimum of 30 days prior written notice to Licensee. In the event such change in fees is in excess of the limit set forth in the Agreement, the Licensee shall have the right to terminate this Addendum by giving written notice thereof within 30 days after the date of notice of change in fees and charges from MPS. Simultaneously therewith, Licensee shall give the necessary notice to VISA of termination or change in sponsorship of its membership in VISA as a Member. Termination of this Addendum shall be effective the later of 30 days from receipt by MPS of notice of termination, or the effective date of termination as set by VISA, but in no event later than 6 months from the date of Licensee's notice of termination.

THE PARTIES ACKNOWLEDGES THAT THE MASTER DATA PROCESSING AGREEMENT BETWEEN THEM, AS SUPPLEMENTED BY THIS AND OTHER ADDENDA, SET FORTH THE COMPLETE AND EXCLUSIVE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED AND UNLESS SPECIFICALLY PROVIDED FOR IN THIS ADDENDUM, THE SERVICES DESCRIBED HEREIN SHALL NOT INCLUDE ANY OF THE SERVICES OUTLINED IN THE DEFINITIONS AND GENERAL SERVICES ADDENDUM OR OTHER ADDENDA WHICH MAY BE A PREREQUISITE FOR THE SERVICES DESCRIBED HEREIN.

MIDWEST PAYMENT SYSTEMS, INC.

By:        /s/  BARRY L. BOERSTLER
      -------------------------------------
Name:          Barry L. Boerstler
      -------------------------------------
Title:        Senior Vice President
      -------------------------------------
Date:            Nov. 30, 1998
      -------------------------------------


LICENSEE:

By:        /s/  LAWRENCE P. WARD
      -------------------------------------
Name:           Lawrence P. Ward
      -------------------------------------
Title:             President
      -------------------------------------
Date:              11-30-98
      -------------------------------------





                                     4-FS

                                                                       0192-998

                   ADDENDUM FU TO MASTER DATA PROCESSING AGREEMENT
               VISA ATM NETWORK GATEWAY SERVICES - ATM ACQUIRER MEMBER

This Agreement shall be an Addendum to the Master Data Processing Agreement (the "Agreement"), dated October 1, 1998 between HERITAGE OAKS BANK ("Licensee"), having its principal offices at 545 Twelfth Street, Paso Robles, CA 93446, and MIDWEST PAYMENT SYSTEMS, INC. ("MPS").

I.   Fifth Third Bank of Cincinnati, Ohio ("Fifth Third"), is a Member of
Visa U.S.A. Inc. ("VISA") and provides other depository institutions access to the Visa ATM Network ("VAN").

II. MPS has the systems, computers and communications necessary to allow it to interface with the VISA Switch for VAN transactions.

III. Licensee desires to use the systems, computers, and communication facilities of MPS to interface with the VISA Switch to allow the participation in VAN of its cash disbursement automated teller machines and/or scrip dispensers and/or other devices (collectively referred to as "ATM").

IV.  Licensee warrants that it has VISA approval to participate in VAN.

NOW, THEREFORE, in consideration of the foregoing recitals and of mutual promises hereinafter set forth, the parties agree as follows:

A.  DEFINITIONS

For the purposes of this Agreement, the following terms shall mean:

BY-LAWS means the Visa U.S.A. Inc. By-Laws/Operating Regulations as amended from time to time.

CORRESPONDING MEMBER CENTER ("CMC") means the processing center directly connected to MPS, which should be the Licensee's data center, MPS or a third party processor.

MEMBER means an organization that is a Member, or other entity as those terms are defined in the By-Laws and who is authorized to participate in VAN.

OPERATING RULES means the Visa U.S.A. Inc. By-Laws/Operating Regulations and the Visa International Operating Regulations as amended from time to time.

VISA DOCUMENTATION means the sections of the By-Laws, Operating Rules, and other rules, regulations and procedures (including MPS standards) determined by MPS to be relevant to and affecting the Gateway Services from time to time.

VISA SWITCH means the computer-based system provided by VISA in accordance with the Operating Rules for VAN.

Except for the terms defined above, the capitalized terms herein shall have the same meanings as ascribed to them in the Agreement or the Definitions and General Services Addendum. In the event of a conflict between the Agreement and this Addendum, this Addendum shall control.

B.  TERM

The term of this Addendum shall commence on October 1, 1998, and shall continue for a term of _______ years from the 1st day of the calendar month following the above date or the date MPS has received notice from VISA of its acceptance of Licensee as a Member or the date of Licensee's conversion to MPS for Gateway Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to the Initial Term.

C.  SERVICES AND FEES

GATEWAY SERVICES shall mean the data processing systems and procedures provided by MPS to facilitate ATM sharing in VAN between Licensee and/or other Members. Other Members' VAN transactions initiated at Licensee's terminals and received by MPS from Licensee's CMC are routed to the VISA Switch or, at the option of MPS, routed directly to another Member.

                                     1-FU

MPS is the message processing entity positioned between the Licensee and the VISA Switch or other Members. The transaction record format between the Licensee's CMS and MPS will be the MPS version of ANSI X9.2 or such other format as may be mutually agreed upon between MPS and Licensee.

Licensee agrees to pay the following fees for the Gateway Services set forth below:

1)  Set Up Fee                                                             $500
    Disconnect Fee                                                         $500

2)  Monthly Assessment Fee                                           $150/month

3)  Documentation Fee
     - VISA Documentation                                              $75/copy
     - Amendments/Supplements                                          $50/copy

4) Adjustment Fee $5.00/adjustment (plus current VAN adjusted fees) This fee applies to every VAN adjustment submitted by or received by MPS on behalf of Member institutions

5) VAN Fees All VAN and/or VISA fees, assessments, and penalties (excluding VAN adjustment fees which are included as part of the fees charged to Licensee under Sections C.1 through C.4)

Licensee acknowledges and agrees that VISA will pay interchange ad other fees to MPS or Fifth Third for all Licensee's VAN acquirer transactions. MPS will pay Licensee the applicable Van acquirer interchange fee each time a VAN transaction by a cardholder of another Member is authorized and completed or denied on a terminal of Licensee provided VISA pays MPS for such transactions. Licensee agrees to pay MPS $.07 per every Licensee's acquirer transaction processed by MPS in connection with the Gateway Services. All interchange fees in this paragraph shall be reduced by any third party switch or surcharge fee assessed to MPS or Fifth Third.

D.  GENERAL PROVISIONS

1) MPS will process Licensee as a Member in accordance with the procedures set out in the By-Laws and Operating Rules and MPS's standards.

2) Licensee agrees to accept lesser interchange fees for VAN transactions initiated on its terminals by cardholders of other MPS customers which have similar "least cost method" arrangements with MPS. If MPS chooses to use the "least cost method," MPS will make available the applicable rates from time to time.

3) Licensee hereby agrees to take all steps as may reasonably be necessary to settle with MPS for VAN transactions involving its terminals.

4) MPS will provide Licensee within 30 days of the effective date of this Addendum a copy of the VISA Documentation in effect on the date of this Agreement. Licensee also understands that such documentation may be amended from time to time. Licensee agrees to review the VISA Documentation upon receipt thereof and to abide by and fully comply with the VISA Documentation as may be in effect from time to time, and to perform and fulfill any and all obligations and responsibilities, and discharge any and all duties and liabilities, relating to MPS, VISA or its Members to which it may be subject in accordance with such VISA documentation, By-Laws, Operating Rules, or resolutions adopted by the VISA Board of Directors, or which may arise in any other manner or from any other source related to the Gateway Services.

5) Licensee agrees that, upon request of MPS, it will periodically provide to MPS certification in writing of its compliance with all VISA Operating Rules applicable to Licensee, or to MPS as processor for Licensee, and with the VISA Documentation.

6) License will provide personnel, one of whom shall be a management level technical interface person, to monitor, oversee and maintain its participation in VAN. Form time to time, MPS will require communication with Licensee's personnel, and Licensee agrees to provide names, telephone number(s), and schedules of such personnel throughout the period of the Licensee's membership in VAN.

7) MPS will make available to Licensee activity files in a MPS format of its VAN transactions, unless similar information is provided by MPS through other services provided to Licensee.
                                     2-FU

8) MPS will not provide: (i) routing of activity files received from VISA to Licensee; (ii) paper based adjustments; or (iii) any other files or reports not specifically described above.

9) Licensee agrees to allow the auditors of MPS or VISA to review the files held and procedures followed by Licensee in connection with the Gateway Services.

10) Licensee agrees to be responsible for all direct and indirect costs (including but not limited to those incurred by MPS) in connection with and/or related to Licensee's conversion from MPS at the termination of this Addendum and/or related to any conversion by Licensee in connection with its CMC after Licensee's initial conversion to MPS.

E.  INDEMNIFICATION

Licensee has or will execute the Visa ATM Acquirer Compliance Form and the Visa ATM Service Confirmation Form and other required VAN forms which may change from time to time with VISA. Licensee agrees to pay all fees, assessments and penalties as they are currently in effect or may be changed from time to time, imposed by VISA, whether billed directly to Licensee by VISA or through MPS or Fifth Third. MPS may allocate any such fees, fines, assessments or penalties in such manner as it deems advisable in its sole discretion. Licensee agrees to indemnify and hold harmless, MPS, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that MPS, its officers, employees, affiliates and agents may incur as a result of Licensee's failure to comply with any provision of the VISA Documentation, the Agreement or this Addendum or for any other reason in connection with the Gateway Services provided hereunder, whether incurred by or as a result of the action or failure of the act of MPS or Licensee, or their agents. This indemnification shall survive the termination of the Agreement and/or to this Addendum.

F.  MODIFICATION

In the event of any changes or modifications to the VISA Documentation which affect the responsibilities of a Member, MPS may amend this Agreement upon 30 days prior written notice to Licensee. MPS may change the fees and charges at any time upon a minimum of 30 days prior written notice to Licensee. In the event such change in fees is in excess of the limit set forth in the Agreement, the Licensee shall have the right to terminate this Addendum by giving written notice thereof within 30 days after the date of notice of change in fees and charges from MPS. Simultaneously therewith, Licensee shall give the necessary notice to VISA of termination of its membership in VISA as a Member. Termination of this Addendum shall be effective the later of 30 days from receipt by MPS of notice of termination, or the effective date of termination as set by VISA, but in no event later than 6 months from the date of Licensee's notice of termination.

THE PARTIES ACKNOWLEDGE THAT THE MASTER DATA PROCESSING AGREEMENT BETWEEN THEM, AS SUPPLEMENTED BY THIS AND OTHER ADDENDA, SET FORTH THE COMPLETE AND EXCLUSIVE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED AND UNLESS SPECIFICALLY PROVIDED FOR IN THIS ADDENDUM, THE SERVICES DESCRIBED HEREIN SHALL NOT INCLUDE ANY OF THE SERVICES OUTLINED IN THE DEFINITIONS AND GENERAL SERVICES ADDENDUM OR OTHER ADDENDA WHICH MAY BE A PREREQUISITE FOR THE SERVICES DESCRIBED HEREIN.

MIDWEST PAYMENT SYSTEMS, INC.

By:      /s/ BARRY L. BOERSTLER
   -----------------------------------

Name:       BARRY L. BOERSTLER
     ---------------------------------

Title:     SENIOR VICE PRESIDENT
      --------------------------------

Date:           NOV 30, 1998
     ---------------------------------


LICENSEE: HERITAGE OAKS BANK

By:      /s/ LAWRENCE P. WARD
   -----------------------------------

Name:       LAWRENCE P. WARD
     ---------------------------------

Title:         PRESIDENT
      --------------------------------

Date:          11-30-1998
     ---------------------------------






                                     3-FU

                 ADDENDUM KU TO MASTER DATA PROCESSING AGREEMENT
        DISCOVER CARD GATEWAY SERVICES -- SPONSORED ATM ACQUIRER MEMBER

This Agreement shall be an Addendum to the Master Data Processing Agreement (the "Agreement"), dated October 1, 1998 between HERITAGE OAKS BANK ("Licensee"), having its principal offices at 545 Twelfth Street, Paso Robles, CA 93446, and MIDWEST PAYMENT SYSTEMS, INC. ("MPS").

I. MPS has entered into an agreement with Discover Card Services, Inc. and/or NOVUS Services, Inc. (collectively and individually "DCSI"), where MPS can make available to DCSI cardholders certain ATMs operated or accessed through MPS systems, computers, and communications to obtain cash.

II. MPS has the systems, computers and communications necessary to allow it to interface with the DCSI Switch to accept credit and automated teller machine access cards issued by DCSI ("Discover Cards").

III. License desires to use the systems, computers, and communication facilities of MPS to interface with the DCSI Switch to allow Discover Card transactions at its cash disbursement automated teller machines and/or scrip dispensers and/or other devices (collectively referred to as "ATMs").

IV. MPS is willing to provide Gateway Services to Licensee, as more fully described herein, subject to the following terms and conditions.

NOW, THEREFORE, in consideration of the foregoing recitals and of mutual promises hereinafter set forth, the parties agree as follows:

A. DEFINITIONS

For the purposes of this Agreement, the following terms shall mean:

AGENT PROCESSOR CENTER ("APC") means MPS, which is the processing center directly connected to the DCSI Switch.

CORRESPONDING MEMBER CENTER ("CMC") means the processing center directly connected to MPS, which could be the Licensee's data center, MPS or a third party processor.

DIRECT MEMBER is an institution (including MPS) which has entered into an agreement with DCSI to accept Discover Card transactions at ATMs owned, operated, controlled, or gatewayed by it through the APC.

DCSI DOCUMENTATION means the Operating Rules and other rules, regulations and procedures (including MPS standards) determined by MPS to be relevant to and affecting the Gateway Services from time to time.

DCSI SWITCH means the computer-based system provided by DCSI to interface electronically with Members' ATMs or their files for the purpose of processing Discover Card transactions.

MEMBER is a Direct and/or Sponsored Member.

OPERATING RULES means MPS's regulations and standards determined to be relevant to and affecting Gateway Services which may change from time to time and the procedures set out in MPS's agreement with DCSI to allow MPS to provide ATM access to Discover Cards.

SPONSORED MEMBER is an institution which can accept Discover Card transactions at ATMs owned, operated, controlled, or gatewayed by it through the APC because of its sponsorship through a Direct Member and subsequent authorization by DCSI to be a Participant, as such term is defined in the agreement between MPS and DCSI to provide ATM access to Discover Cards.

Except for the terms defined above, the capitalized terms herein shall have the same meanings as ascribed to them in the Agreement or the Definitions and General Services Addendum. In the event of a conflict between the Agreement and this Addendum, this Addendum shall control.

B. TERM

The term of this Addendum shall commence on October 1, 1998, and shall continue for a term of _____ years or until the termination of the agreement between MPS and DCSI to provide ATM access to Discover Cards (whichever event shall earlier occur) from the 1st day of the calendar month following the above date or the date of DCSI's acceptance of Licensee as a Sponsored
Member through MPS as the Direct Member or the date of Licensee's conversion to MPS for Gateway Services ("Initial Term"), whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to the Initial Term.

                                    1-KU

C. SERVICES AND FEES

GATEWAY SERVICES shall mean the data processing systems and procedures provided by MPS to facilitate ATM sharing between Licensee and Discover Cards.
Discover Card transactions initiated at Licensee's terminals and received by MPS from Licensee's CMC are routed to the DCSI Switch.

MPS is the message processing entity positioned between the Licensee and the DCSI Switch or other Members. The transaction record format between the Licensee's CMC and MPS will be the MPS version of ANSI X9.2 or such other format as may be mutually agreed upon between MPS and Licensee.

Licensee agrees to pay the following fees for the Gateway Services set forth below:

1) Set Up Fee                                                           $500
   Disconnect Fee                                                       $500

2) Monthly Assessment Fee                                         $150/month

3) Documentation Fees

     -DCSI Documentation                                            $75/copy
     -Amendments/Supplements                                        $50/copy

4) Adjustments                                              $5.00/adjustment

This fee applies to every DCSI adjustment submitted by or received by MPS on behalf of Member Institutions.

Licensee acknowledges and agrees that DCSI will pay interchange and other fees to MPS for all Discover Card transactions and in turn MPS will pay Licensee $.65 each time a Discover Card cash withdrawal transaction is authorized and completed on an ATM of Licensee, $.25 each time a Discover Card inquiry transaction is authorized and completed on an ATM of Licensee and $.25 each time a Discover Card transaction is denied on an ATM of Licensee provided
DCSI pays MPS for such transactions. Licensee agrees to pay MPS $.07 per every DCSI acquirer transaction processed by MPS in connection with the Gateway Services.

D. GENERAL PROVISIONS

1) MPS will process Licensee as a Sponsored Member in accordance with the procedures set out in the Operating Rules and its agreement with DCSI.

2) Licensee hereby agrees to take all steps necessary to settle with MPS for Discover Card transactions involving its terminals.

3) MPS will provide Licensee within 30 days of the effective date of this Addendum a copy of the DCSI Documentation in effect on the date of this Agreement. Licensee agrees to abide by and fully comply with the DCSI Documentation as may be in effect from time to time, and to perform and fulfill any and all obligations and responsibilities, and discharge any and all duties and liabilities, relating to MPS, DCSI or Members to which it may be subject in accordance with such DCSI Documentation, Operating Rules, or resolutions adopted by the DCSI Board of Directors, or which may arise in any other manner or from any other source related to the Gateway Services.

4) Licensee agrees that, upon request by MPS, it will periodically provide to MPS certification in writing of its compliance with all Operating Rules applicable to Licensee, or to MPS as processor and sponsor for Licensee, and with DCSI Documentation.

5) Licensee will provide personnel, one of whom shall be a management level technical interface person, to monitor, oversee and maintain its participation with DCSI. From time to time, MPS will require communication with Licensee's personnel, and Licensee agrees to provide names, telephone number(s), and schedules of such personnel throughout the period of the Licensee's membership with DCSI.

6) MPS will make available to Licensee activity files in a MPS format of its DCSI transactions, unless similar information is provided by MPS through other services provided to Licensee.

7) MPS will not provide: (i) routing of activity files received from DCSI to Licensee; or (ii) any other files or reports not specifically described above.

8) Licensee agrees to allow the auditors of MPS or DCSI to review the files held and procedures followed by Licensee in connection with the Gateway Services.

                                    2-KU

9) Licensee shall be responsible for communicating with and making any necessary reconciliation or adjustments in accordance with the DCSI Documentation.

10) Licensee authorizes MPS to notify DCSI in writing of its desire to become a Sponsored Member through sponsorship by MPS. Licensee also authorizes MPS to provide DCSI with such information about Licensee as may be required by DCSI and the Operating Rules.

11) Licensee agrees to display the Discover Card and/or NOVUS Services, Inc. trademark according to the DCSI documentation except where explicitly prohibited by national and/or regional networks in which Licensee participates.

12) Licensee agrees to be responsible for all direct and indirect costs (including but not limited to those incurred by MPS) in connection with and/or related to Licensee's conversion from MPS at the termination of this Addendum and/or related to any conversion by Licensee in connection with its CMC after Licensee's initial conversion to MPS.

E. INDEMNIFICATION

Licensee agrees to pay all fees, assessments and penalties as they are currently in effect or may be changed from time to time, imposed by DCSI, whether billed directly to Licensee by DCSI or through MPS or its agents or affiliates. MPS may allocate any such fees, fines, assessments or penalties in such manner as it deems advisable in its sole discretion. Licensee agrees to indemnify and hold harmless, MPS, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that MPS, its officers, employees, affiliates and agents may incur as a result of Licensee's failure to comply with any provision of the DCSI Documentation, the agreement between DCSI and MPS, the Agreement or this Addendum or for any other reason in connection with the Gateway Services provided hereunder, whether incurred by or as a result of the action or failure to act of MPS or Licensee, or their agents. This indemnification shall survive the termination of the Agreement and/or this Addendum.

F. MODIFICATION

In the event of any changes or modifications to the DCSI Documentation which affect the responsibilities of a Member, MPS may amend this Agreement upon 30 days prior written notice to Licensee. MPS may change the fees and charges at any time upon a minimum of 30 days prior written notice to Licensee. In the event such change in fees is in excess of the limit set forth in the Agreement, the Licensee shall have the right to terminate this Addendum by giving written notice thereof within 30 days after the date of notice of change in fees and charges from MPS. Simultaneously therewith, termination of this Addendum shall be effective the later of 30 days from receipt by MPS of notice of termination, or the effective date of termination as set by DCSI, but in no event later than 4 months from the date of Licensee's notice of termination.

THE PARTIES ACKNOWLEDGE THAT THE MASTER DATA PROCESSING AGREEMENT BETWEEN THEM, AS SUPPLEMENTED BY THIS AND OTHER ADDENDA, SET FORTH THE COMPLETE AND EXCLUSIVE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED AND UNLESS SPECIFICALLY PROVIDED FOR IN THIS ADDENDUM, THE SERVICES DESCRIBED HEREIN SHALL NOT INCLUDE ANY OF THE SERVICES OUTLINED IN THE DEFINITIONS AND GENERAL SERVICES ADDENDUM OR OTHER ADDENDA WHICH MAY BE A PREREQUISITE FOR THE SERVICES DESCRIBED HEREIN.

MIDWEST PAYMENT SYSTEMS, INC.

By:/s/ Barry L. Boerstler
   -----------------------------
Name:  Barry L. Boerstler
     ---------------------------
Title: Senior Vice President
      --------------------------
Date:     Nov 30 1998
      --------------------------

LICENSEE:  HERITAGE OAKS BANK

By:/s/ Lawrence P. Ward
   -----------------------------
Name:  Lawrence P. Ward
     ---------------------------
Title:
      --------------------------
Date:
     ---------------------------


                                    3-KU

                                                                 EXHIBIT 99.4

                ADDENDUM NA TO MASTER DATA PROCESSING AGREEMENT
                        INTERCEPT AND PROCESSOR SERVICES

This Agreement shall be an Addendum to the Master Data Processing Agreement (the "Agreement"), dated October 1, 1998 between HERITAGE OAKS BANK ("Customer"), having its principal offices at 545 Twelfth Street, Paso Robles, CA 93446, and MIDWEST PAYMENT SYSTEMS, INC. ("MPS"). Customer is a member of the _________________________________________________ ("Network").

1. Customer desires to contract with MPS to provide the systems, computers and communications necessary to allow it to operate Customer authorized terminals to acquire transactions for Customer, Member Institutions and others, and to accept those transactions for processing and authorization.

NOW, THEREFORE, in consideration of the foregoing recitals and of mutual promises hereinafter set forth, the parties agree as follows:

A. DEFINITIONS

For the purposes of this Agreement, the following terms shall mean:

MEMBER INSTITUTION shall mean any financial institution such as a bank, thrift or credit union which is authorized by the Network to participate in the Network.

NETWORK SWITCH shall mean the data processing servicer authorized by the Network which may be used to route transactions between providers of intercept services and processor services.

Except for the terms defined herein, the capitalized terms herein shall have the same meanings as ascribed to them in the Agreement or the Definitions and General Services Addendum as may be published by MPS from time to time. In the event of a conflict between the Agreement and this Addendum, this Addendum shall control.

B.  TERM

The term of this Addendum shall commence October 1, 1998, and shall continue for a term of ___ years from the 1st day of the calendar month following the above date or the date of Customer's conversion to MPS for Intercept and Processor Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives written notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to the Initial Term.

C.  INTERCEPT AND PROCESSOR SERVICES AND FEES

INTERCEPT SERVICES shall mean the data processing systems and procedures provided by MPS to operate Customer authorized terminals to acquire transactions for Customer, Member Institutions, non-Network members, and others as authorized by Customer or MPS. Transactions performed on Customer's terminals by Customer's cardholders shall be processed by MPS using Processor Services. All other acquired transactions shall be routed, at the option of MPS, to the Network Switch, to Member Institutions, to MPS or to other servicers.

PROCESSOR SERVICES shall mean the data processing systems and procedures provided by MPS to accept and authorize EFT transactions including ATM transactions in accordance with the stand MPS options selected by Customer. Customer's EFT transactions may be routed to MPS from Customer, the Network Switch, Member Institutions, non-Network members, MPS and others. Such routing shall be determined by MPS.

The transaction record format between the Customer and MPS will be the MPS version of ANSI X9.2 or such other format as may be mutually agreed upon between MPS and Customer.

Customer agrees to pay the following fees for the Intercept and Processor Service set forth below:

1.  ATM Access Fees
    (tiering cumulative)
    -  0 - 15 ATMs                                                $125/ATM/month
                                   (subject to a maximum fee of $1,537.50/month)

    -  16 - 25 ATMs                                                $75/ATM/month
                                    (subject to a maximum fee of $1,537.50/month
                                   and subject to a maximum fee of $1,600/month)

                                    1-NA

    -  26 and above ATMs                                           $50/ATM/month
                                      (subject to a minimum fee of $1,600/month)

2.  ATM Site Preparation Fees

   a)  Off-Site Support and Consulting                                  $500/ATM
       - ATM installation consulting
       - Sample site configuration
       - Power requirements
       - Cost effectiveness consulting
       - Contractor consulting
       - Order communications equipment and lines
       - ATM vendor consultation
       - Off-site troubleshooting

    b) On-site ATM Support                                   $500/ATM/site visit
       - Installation of modems                                    plus expenses
       - On-site ATM connection
       - On-site troubleshooting

3.  Transaction Fees

Intercept and Processor transaction fees are assessed to Customer for all cardholder and ATM transactions. Intercept and Processor transaction fees are in addition to gateway, surcharge and other transaction fees assessed under this or other Addenda. Customer can choose one of three available options for each card type:

Option X - Remote Authorization. MPS receives the transaction, processes the transaction in a partial fashion and switches the transaction to a remote data center for account authorization. Local account balances are not resident at MPS.

Option Y - Limits. MPS receives the transaction and provides independent authorization based on card limits established by Customer. Account level balance authorization is not available.

Option Z - Relational Data Base. MPS receives the transaction and provides authorization services at both the card level and account level. Cross referencing is provided between the cardholder name, card number and various cardholder accounts. Local account balances may be updated via CRT or batch EFT extract updating. The transaction can optionally be switched to a remote data center for account authorization.

a)  All Transactions
    (tiering cumulative)

    - 0 - 75,000 transactions                                  $.065/transaction
                                      (subject to a maximum fee of $4,400/month)

    - 75,001 - 150,000 transactions                           $.0525/transaction
                                       (subject to a minimum fee of $4,400/month
                                   and subject to a maximum fee of $7,300/month)

    - 150,001 and above transactions                           $.045/transaction
                                      (subject to a minimum fee of $7,300/month)

b)  Positive Balance Authorization Surcharge                   $.035/transaction
    (for all cardholder transactions involving Option Z)

c)  Stand-in Processing Surcharge

    - Stand-in Transaction Fee Surcharge
      Assessed in addition to the Transaction Fees for:
      1) all cardholder transactions processed under Options
      Y and Z, and 2) all cardholder transactions involving
      Option X only when stand-in is active for Customer.       $.03/transaction

                                     2-NA

4.  Card Management (Cluster) Services

    a) Plastic debt or credit card file
         One Cluster for each plastic or plastics with the same account number.

         - Multiple types of plastics
           Network ATM card
           Visa
           MasterCard
         - Multiple account authority
           Inquiry
           Withdrawal/debit
           Deposit/credit
           Overdraft
     -  Multiple accounts per plastic (10 per account type)
         Demand Deposit
           Savings
           Installment Loan
           Visa and MasterCard Debit/Credit cards
           Certificate of Deposit, including IRA
           Mortgage Loan
           Revolving Credit account
     -  External PIN validation (no algorithm)
     -  Online transaction history
     -  Authorization limits by Customer or cardholder
     -  Disk space for cluster file
     -  Card limits
     -  Card status

     All Cards
     (tiering cumulative)

     - 0 - 25,000 cards                                  $.05/card cluster/month
                                      (subject to a maximum fee of $1,100/month)

     - 25,001 - 50,000 cards                           $.0375/card cluster/month
                                       (subject to a minimum fee of $1,100/month
                                   and subject to a maximum fee of $1,550/month)

     - 50,001 and above cards                           $.025/card cluster/month
                                      (subject to a minimum fee of $1,500/month)

    b) Cluster File Extension Support
       - Customer name and address file
       - CRT lookup by customer name or card number
       - Cross referencing customer name to multiple card files
       - Batch updating ability for cluster file
           For Option X and Y                                 $.02/cluster/month
           For Option Z                                                      N/C

    c) Account File Residency (Option Z)                      $.02/account/month

    d) CRT File Updates                                       $.05/update

    e) Cluster PIN Validation transaction fee surcharge.
       Applies to cluster file when PIN is derived from the card
       track II data using a software algorithm and, optionally,
       a key. All plastics in each card type must use the
       same algorithm.                                          $.01/transaction


                                     3-NA

5.  Interface and Setup Fees

    Setup fees apply whenever a new card or account type is added as well as when the magnetic stripe track II data account number format or the account file numbering scheme changes. Setup fees also apply in the Customer converts among options X, Y and Z.

    a) Customer Setup Fee                                                $5,000

At Customer's conversion to MPS, this fee shall include one Remote Authorization interface as defined in Section C.5.e herein below if applicable.

    b) Card Management file setup fee                                        N/C

    c) Card Management file conversion fee
       - Cluster (card) file                                    $1,000/card type
       - Name and Address file for Options X and Y                   $1,000/file
       - Name and Address file for Option Z                                  N/C
       - Account file for Option Z                                   $1,000/file

    d) Card Management PIN Validation setup
       - Existing algorithm                                           $1,000/BIN
       - New algorithm                                                $3,000/BIN

    e) Remote authorization interface from MPS
       to each account authorization Data Center                $5,000/Interface
       in standard MPS format.

    f) Remote authorization interface from MPS             Standard hourly rate/
       Processor to each account authorization                         Interface
       Data Center using non-standard MPS format.

6.  Stand-in Processing Residency Fees
    (applicable when clusters not maintained at MPS)

    a. File residency (allowance of a combined                   $200/file/month
       total of 5000 positive, VIP and
       negative records included)

    b. File residency extension for combined                   $.05/record/month
       total of positive, VIP and negative
       records in excess of 5000 per Processor

    c. CRT file updates                                              $.05/update

    d. File refresh/synchronization
       - First run per month                                                 N/C
       - Additional runs each month                                      $50/run

    e. File transmission via RJE                                       $150/file

    f. File setup                                                    $1,000/file

D.  NETWORK ACCESS SERVICES

The access service fees for the Network include MPS' initial installation and recurring maintenance fees associated with Customer's interface to the Network Switch under current Network's standards. These fees do not include any network fees assessed to Customer or to MPS as a result of Customer's participation in the Network.


                                     4-NA


NETWORK                        SETUP FEE    MONTHLY ACCESS FEE
-------                        ---------    ------------------
Alert                            $3,000         $250/month
Bank Mate                        $3,000         $250/month
Gulfnet                          $3,000         $250/month
MAC (East or West)               $3,000         $250/month
Magic Line                       $3,000         $250/month
MOST                             $3,000         $250/month
Money Station                    $3,000         $250/month
InfiNet (NYCE)                   $3,000         $250/month
Presto                           $3,000         $250/month
Pulse                            $3,000         $250/month
Rock Valley (EFTI)               $3,000         $250/month
STAR                             $6,000         $300/month
Southeast Switch
    (HONOR)                      $5,000         $250/month
Other                            Quoted         Quoted

E.  OTHER SERVICES AND FEES

1.  Online Adjustment System Fees                                      $75/month

    a)  File residency                                               $.10/update

    b)  CRT file updates                                                    $300

    c)  File setup

2.  Online Deposit System (DEPSI) Fees

    a)  File residency                                                       N/C

    b)  CRT file updates                                             $.10/update

    c)  File setup                                                           N/C

3.  Communication Controller Access Fees

    a)  Remote Authorization Data Center
        less than or equal to 9600 Baud
        - Private Use Port                                       $250/port/month
        - Shared Use Port                                        $125/port/month

    b)  RJE point-to-point port -
        less than or equal to 9600 Baud                          $150/port/month

    c)  Private multi-drop (CRT, RJE) line -
        less than or equal to 9600 Baud                          $150/port/month

    d)  Dial-up devices (CRT, RJE)                              $35/device/month

    e)  Other                                                             Quoted

4.  Telecommunication Setup and Access Fees

    a)  RJE setup fee
       - Standard Electronic Transmission using
         IBM Standard Remote Job Entry                        $1,000/destination

    b)  RJE access fee
        - First destination                                                  N/C
        - Additional destinations                       $1,000/destination/month


                                     5-NA

    c)  CRT access fee
        - first two CRTs plus additional CRT up to                           N/C
          the number of Customer ATMs connected to MPS
        - Additional CRTs                                          $25/CRT/month

    d)  ATM definition fee                                              $160/ATM
                                            (subject to a $640 minimum/requests)

5.  Other Fees

    a)  Microfiche reporting                               $2.20/microfiche page

    b)  Federal Reserve Settlement                                   $7.00/month

    c)  ATM monitoring & dispatching                            $21.00/month/ATM

    d)  RJE Usage Fees
        - Lease Line Usage                                  $.001297/transaction
        - Dial-up Usage                                     $.003674/transaction

    e)  Other Services                                                    Quoted

6.  MPS Standards

    Customer shall be entitled to one copy of the MPS Standards and updates as published from time to time as it relates to Intercept Services and Processor Services provided herein.

G.  REPORTS AND SETTLEMENT

    MPS will provide Customer standard MPS reports for the services provided to Customer. MPS will debit or credit Customer's accounts to settle monetary transactions. Reports and settlement procedures are defined in the Standards.

H.  SERVICES AND EXPENSES NOT PROVIDED BY MPS

    Certain services and expenses will be the sole responsibility of Customer and include but are not limited to the following:

1.  External costs for interchange settlement.

2.  Individual terminals, modems, upgrades, modem sharing devices, etc.

3.  Data entry of account balances, maintenance data, etc.

4. Communications lines, equipment, installation and maintenance costs to the MPS Communications Controller.

5. Costs associated with maintaining and implementing all software and hardware necessary to interface to MPS in accordance with Network and MPS standards. This includes communication drop charges, modems and lines to the MPS data center and for disaster backup capability and any MPS communication equipment necessary to support Customer's unique operating environment, including but not limited to protocol converters. MPS is not responsible for terminal upgrades required to meet Network and MPS standards.

6. Costs incurred by PMS Network Control for contacting Customer, processors, terminal owners and response teams in performing the Services.

7. Verification of network settlement, proving of deposits and handling of exception items.

8.  Physical magnetic tape or disk file output for Customer use.

9. Postage, printing, and courier costs associated with non-electronically transmitted reports, and all other postage costs associated with the services provided herein.

                                     6-NA

10. Communications equipment, lines and drop or communication access charges to other switches.

11. Costs associated with RJE.

12. Fees assessed by Network Switch or others.

13. All fines, fees, assessments, inquiries, adjustments and other billings charged to MPS by Network, or charged to Customer as a result of MPS's actions or inaction, in connection with Customer's participation in the Network.

14. Costs associated with hardware and/or software changes (including but not limited to those of MPS) as a result of changes in Network's standards.

15. Customer agrees to be responsible for all direct and indirect costs (including but not limited to those incurred by MPS) in connection with and/or related to Customer's conversion from MPS at the termination of this Addendum and/or related to any conversion by Customer.

I.  INDEMNIFICATION

Customer agrees to participate in Network in compliance with Network's by-laws and operating regulations and MPS's standards and this Addendum. Customer agrees to pay all fees, assessments and penalties as they are currently in effect or may be changed from time to time, imposed by Network, whether billed directly to Customer by Network or through MPS. MPS may allocate any such fees, fines, assessments or penalties in such manner as it deems advisable in its sole discretion. Customer agrees to indemnify and hold harmless MPS, its directors, officers, employees, affiliates and agents, from and against any losses or damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, incurred by MPS, its directors, officers, employees, affiliates and agents in connection with the Intercept and Processor Services provided hereunder, whether incurred by or as a result of the action or failure to act by MPS or Customer, or their agents. This indemnification shall survive the termination of the Agreement and/or this Addendum.

J.  MODIFICATION

In the event the Network changes its Network standards in any manner, MPS may, at its option, modify this Addendum, the Intercept Services or the Processor Services upon 30 days prior written notice to Customer, or terminate this Addendum upon 60 days prior written notice to Customer.

THE PARTIES ACKNOWLEDGE THAT THE MASTER DATA PROCESSING AGREEMENT BETWEEN THEM, AS SUPPLEMENTED BY THIS AND OTHER ADDENDA, SET FORTH THE COMPLETE AND EXCLUSIVE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED AND UNLESS SPECIFICALLY PROVIDED FOR IN THIS ADDENDUM, THE SERVICES DESCRIBED HEREIN SHALL NOT INCLUDE ANY OF THE SERVICES OUTLINED IN THE DEFINITIONS AND GENERAL SERVICES ADDENDUM OR OTHER ADDENDA WHICH MAY BE A PREREQUISITE FOR THE SERVICES DESCRIBED HEREIN.

MIDWEST PAYMENT SYSTEMS, INC.

By:    /s/ Barry L. Boerstler
       ------------------------------
Name:  Barry L. Boerstler
       ------------------------------
Title: Senior Vice President
       ------------------------------
Date:  November 30, 1998
       ------------------------------


CUSTOMER: HERITAGE OAKS BANK

By:    /s/ Lawrence P. Ward
       ------------------------------
Name:  Lawrence P. Ward
       ------------------------------
Title: President
       ------------------------------
Date:  November 30, 1998
       ------------------------------


                                    7-NA

                                                                       0192-998
                 ADDENDUM TU TO MASTER DATA PROCESSING AGREEMENT
         AMERICAN EXPRESS NETWORK GATEWAY SERVICES - ATM ACQUIRER MEMBER

This Agreement shall be an Addendum to the Master Data Processing Agreement (the ("Agreement"), dated October 1, 1988 between HERITAGE OAKS BANK ("Licensee"), having its principal offices at 545 Twelfth Street, Paso Robles, CA 93446 and MIDWEST PAYMENT SYSTEMS, INC. ("MPS").

I. MPS has entered into an agreement with American Express Travel Related Services Company, Inc. ("AE") where MPS can make available to AE cardholders certain ATMs operated or accessed through MPS systems, computers, and communications to obtain cash.

II. MPS has the systems, computers and communications necessary to allow it to interface with the AE Switch for the American Express Express Cash Program ("AEECP").

III. Licensee desires to use the systems, computers, and communication facilities of MPS to interface with the AE Switch to allow the participation in AEECP of its cash disbursement automated teller machines and/or scrip dispensers and/or other devices (collectively referred to as "ATM").

IV. MPS is willing to provide Gateway Services to Licensee, as more fully described herein, subject to the following terms and conditions.

NOW, THEREFORE, in consideration of the foregoing recitals and of mutual promises hereinafter set forth, the parties agree as follows:

A.  DEFINITIONS

For the purposes of this Agreement, the following terms shall mean:

CORRESPONDING MEMBER CENTER ("CMC") means the processing center directly connected to MPS, which could be the Licensee's data center, MPS or a third party processor.

AE DOCUMENTATION means the Operating Rules and other rules, regulations and procedures (including MPS standards) determined by MPS to be relevant to and affecting the Gateway Services from time to time.

AE SWITCH means the computer-based system provided by AE in accordance with the Operating Rules for AEECP.

MEMBER means an organization (including AE) authorized by AE to participate in AEECP.

OPERATING RULES means the American Express Funds Access Express Cash Program Operations Guide and American Express Funds Access Express Cash Program Implementation Guide as amended from time to time.

Except for the terms defined above, the capitalized terms herein shall have the same meanings as ascribed to them in the Agreement or the Definitions and General Services Addendum. In the event of a conflict between the Agreement and this Addendum, this Addendum shall control.

B.  TERM

The term of this Addendum shall commence October 1, 1998, and shall continue for a term of ____ years or until the termination of the agreement between MPS and AE (whichever event shall earlier occur) from the 1st day of the calendar month following the above date or the date of AE's acceptance of Licensee as a Member or the date of Licensee's conversion to MPS for Gateway Services ("Initial Term") whichever event shall later occur. Except as hereafter provided, unless either party gives notice to the other party at least 120 days prior to the expiration of any term, the Agreement and this Addendum shall be automatically extended for additional periods equal to the Initial Term.

C.  SERVICES AND FEES

GATEWAY SERVICES shall mean the data processing systems and procedures provided by MPS to facilitate ATM sharing in AEECP between Licensee and/or other Members. Other Members' AEECP transactions initiated at Licensee's terminals and received by MPS from Licensee's CMC are routed to the AE Switch or, at the option of MPS, routed directly to another Member.

                                      1-TU

MPS is the message processing entity positioned between the Licensee and the AE Switch or other Members. The transaction record format between the Licensee's CMC and MPS version of ANSI X9.2 or such other format as may be mutually agreed upon between MPS and Licensee.

Licensee agrees to pay the following fees for the Gateway Services set forth below:

1)  Set Up Fee                                                          $500
    Disconnect Fee                                                      $500

2)  Monthly Assessment Fee
    $150/month

3)  Documentation Fees
    - AE Documentation                                              $75/copy
    - Amendments/Supplements                                        $50/copy

4)  Adjustments
    $5.00/adjustment
    This fee applies to every AEECP adjustment submitted by or received by MPS on behalf of Member Institutions.

Licensee acknowledges and agrees that AE will pay interchange and other fees to MPS for all Licensee's AEECP acquirer transactions and in turn MPS will pay Licensee $.65 each time a cash withdrawal transaction by an AE cardholder of another Member is authorized and completed on a terminal of Licensee. Licensee agrees to pay MPS $.07 per every AEECP acquirer transaction processed by MPS in connection with Gateway Services.

D.  GENERAL PROVISIONS

1) MPS will process License as a Member in accordance with the procedures set out in the Operating Rules and its agreement with AE.

2) Licensee hereby agrees to take all steps necessary to settle with MPS for AEECP transactions involving its terminals.

3) MPS will provide Licensee within 30 days of the effective date of this Addendum a copy of the AE Documentation in effect on the date of this Agreement. Licensee agrees to abide by and fully comply with the AE Documentation as may be in effect from time to time, and to perform and fulfill any and all obligations and responsibilities, and discharge any and all duties and liabilities, relating to MPS, AE or its Members to which it may be subject in accordance with such AE Documentation, Operating Rules, or resolutions adopted by the AE Board of Directors, or which may arise if any other manner or from any other source related to the Gateway Services.

4) Licensee agrees that, upon request by MPS, it will periodically provide to MPS certification in writing of its compliance with all AE Operating Rules applicable to Licensee, or to MPS as processor for Licensee, and with the AE documentation.

5) Licensee will provide personnel, one of whom shall be a management level technical interface person, to monitor, oversee and maintain its participation in AEECP. From time to time, MPS will require communication with Licensee's personnel, and Licensee agrees to provide names, telephone number(s), and schedules of such personnel throughout the period of the Licensee's membership in AEECP.

6) MPS will make available to Licensee activity files in a MPS format of its AEECP transactions, unless similar information is provided by MPS through other services provided to Licensee.

7) MPS will not provide: (i) routing activity files received from AE to Licensee; or (ii) any other files or reports not specifically described above.

8) Licensee agrees to allow the auditors of MPS or AE to review the files held and procedures followed by Licensee in connection with the Gateway Services.

9) Licensee shall be responsible for communicating with and making any necessary reconciliation or adjustments in accordance with the AE
Documentation.

                                     2-TU

10) Licensee authorizes MPS to notify AE in writing of its desire to become a Member. Licensee also authorizes MPS to provide AE with such information about Licensee as required according to the agreement between MPS and AE and the Operating Rules.

11) Licensee agrees to display the AEECP trademark according to the AE Documentation except when explicitly prohibited by national and/or related networks in which Licensee participates.

12) Licensee agrees to be responsible for all direct and indirect costs (including but not limited to those incurred by MPS) in connection with and/or related to Licensee's conversion from MPS at the termination of this Addendum and/or related to any conversion by Licensee in connection with its CMC after Licensee's initial conversion to MPS.

E.  INDEMNIFICATION

Licensee agrees to pay all fees, assessments and penalties as they are currently in effect or may be charged from time to time, imposed by AE, whether billed directly to Licensee by AE or through MPS or its agents or affiliates in connection with Licensee's participation in AEECP. MPS may allocate any such fees, fines, assessments or penalties in such manner as it deems advisable in its sole discretion. Licensee agrees to indemnify and hold harmless, MPS, its officers, employees, affiliates and agents, from and against any losses, damages, fees, fines, penalties and expenses, including reasonable legal and accounting fees and expenses, that MPS, its officers, employees, affiliates and agents may incur as a result of Licensee's failure to comply with any provision of the AE Documentation, the agreement between AE and MPS, the Agreement or this Addendum or for any other reason in connection with the Gateway Services provided hereunder, whether incurred by or as a result of the action or failure to act of MPS or Licensee, or their agents. This indemnification shall survive the termination of the Agreement and/or this Addendum.

F.  NOTIFICATION

In the event of any changes or modifications to the AE Documentation which affect the responsibilities of a Member, MPS may amend this Agreement upon 30 days prior written notice to Licensee. MPS may change the fees and charges at any time upon a minimum of 30 days prior written notice to Licensee. In the event such change in fees is in excess of the limit set forth in the Agreement, the Licensee shall have the right to terminate this Addendum by giving written notice thereof within 30 days after the date of notice of change in fees and charges from MPS. Simultaneously therewith, Licensee shall give the necessary notice to AE of termination of its membership in AE as a Member. Termination of this Addendum shall be effective the later of 30 days from receipt by MPS of notice of termination, or the effective date of termination as set by AE, but in no event later than 6 months from the date of Licensee's notice of termination.

THE PARTIES ACKNOWLEDGE THAT THE MASTER DATA PROCESSING AGREEMENT BETWEEN THEM, AS SUPPLEMENTED BY THIS AND OTHER ADDENDA, SET FORTH THE COMPLETE AND EXCLUSIVE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED AND UNLESS SPECIFICALLY PROVIDED FOR IN THIS ADDENDUM, THE SERVICES DESCRIBED HEREIN SHALL NOT INCLUDE ANY OF THE SERVICES OUTLINED IN THE DEFINITIONS AND GENERAL SERVICES ADDENDUM OR OTHER ADDENDA WHICH MAY BE A PREREQUISITE FOR THE SERVICES DESCRIBED HEREIN.

MIDWEST PAYMENT SYSTEMS, INC.

By:       /s/  BARRY L. BOERSTLER
   -------------------------------------
Name:        BARRY L. BOERSTLER
     -----------------------------------
Title:     SENIOR VICE PRESIDENT

Date:           NOV 30, 1998
     -----------------------------------


LICENSEE: HERITAGE OAKS BANK


By:      /s/  LAWRENCE P. WARD
   -------------------------------------
Name:         LAWRENCE P. WARD
     -----------------------------------
Title:           PRESIDENT

Date:             11-30-98
     -----------------------------------





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